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                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                                Semiannual Report
                                December 31, 1998
                                   (unaudited)

Performance Data                                                       1
Our Message to You                                                     2
Funds & Investment Objectives                                          4
Performance Information & Benchmarks                                   5
Investment Review                                                      6
Statements of Assets & Liabilities                                    22
Statements of Operations                                              24
Statements of Changes in Net Assets                                   26
Financial Highlights                                                  30
Schedules of Investments                                              34
Notes to Financial Statements                                         54
Shareholder Privileges                                                63

The Preferred Group of Mutual Funds


Performance Data


                            Beginning      Ending         Total        Current       Income       Capital Gains
 Fund Name                     NAV           NAV          Return*       Yield +     Dividends     Distributions
                           (per share)   (per share)                               (per share)     (per share)
--------------------------------------------------------------------------------------------------------------------

 Growth                       $21.97        $19.76        12.50%          -              -             $4.96
--------------------------------------------------------------------------------------------------------------------

 Value                         26.49         24.81        (1.39)          -            $.26             1.05
--------------------------------------------------------------------------------------------------------------------

 International                 16.18         14.95        (3.66)          -             .17              .47
--------------------------------------------------------------------------------------------------------------------

 Small Cap                     15.59         13.14       (11.95)          -             .02              .57
--------------------------------------------------------------------------------------------------------------------

 Asset Allocation              15.65         16.61        14.20           -             .46             1.02
--------------------------------------------------------------------------------------------------------------------

 Fixed Income                  10.42         10.22         2.81         5.82%           .62              .19
--------------------------------------------------------------------------------------------------------------------

 S.T. Gov't. Securities         9.77          9.77         2.55         4.67            .52              -
--------------------------------------------------------------------------------------------------------------------

 Money Market++                 1.00          1.00         2.56         4.61            .05              -
--------------------------------------------------------------------------------------------------------------------


* Total return includes reinvestment of dividends and capital gains distributions (not annualized).

+ The yield shown for the Fixed Income and Short-Term Government Securities Funds is the 30-day current yield as of 12/31/98. The yield shown for the Money Market Fund is a seven-day current yield as of 12/31/98, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

++ An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the Fund than does the total return quotation.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Our Message To You
                                                   December 31, 1998 (unaudited)
PHOTO OF:Ronald R. Rossmann
Ronald R. Rossmann
President




Dear Preferred Group Shareholder:

I am pleased to present you with The Preferred Group's semiannual report for the six-month period ended December 31, 1998. This report provides detailed information on your Funds' performance including fund holdings, financial data and commentary from each of the portfolio managers.

Market Commentary
The second half of 1998 continued to test investors' tolerance for wild swings and uncertainty. Stocks began plummeting in the third quarter, with the Dow Jones Industrial Average of 30 stocks hitting a low for the six-month period of 7,615 on September 10--signaling what many thought to be the beginning of a bear market. The Federal Reserve responded by further lowering interest rates. This set the stage for a small group of large stocks to post strong returns, and allowed large cap indices to recover in the fourth quarter. Technology and pharmaceutical stocks were among the sector winners, while oil stocks posted big losses.

The Dow Jones Industrials ended the six-month period up 2.6%, while the S&P 500 ended with a 9.4% gain. Analysts attribute the wide spread to the fact that the S&P holds more pure growth stocks than does the Dow. Many investors continued to be concerned about the narrowing of the markets, with a small band of large cap stocks driving the U.S. market's gains. Indeed, it was a difficult period for small caps and other less prominent stocks. The Russell 2000 fell a staggering 20% in the third quarter; despite a fourth quarter rally, the small cap index finished the six-month period down 7.1%.

Global turmoil in Asia dominated third quarter international returns, but foreign stocks rallied during the fourth quarter. European stocks provided a haven for foreign investors, while Latin America floundered. Foreign markets, as measured by the EAFE Index, gained 3.7% for the six-month period.

Bond markets continued to benefit from investors' flight-to-quality. On October 1, as jittery investors moved toward Treasury securities, bond yields briefly fell below 5% for the first time since 1967. Salomon Bros. BIG Index--a common benchmark for investment grade bonds--was up 4.6% for the six-month period.

A Sign of the Times
The violent ups and downs of today's markets are enough to make even the most dedicated investor a bit edgy and seem to call for a word of encouragement. You might find that taking a historical perspective and moderating your expectations may help settle your nerves. It's true that since 1926, large company stocks (as measured by the S&P 500) have averaged a compound annual growth rate of 11%.* However, this is an average return. And since there have never been four consecutive years of such

                                                              Our Message To You
The Preferred Group of Mutual Funds

outstanding large stock returns like the ones we've enjoyed from 1995-98, it's reasonable to expect a correction or at least a return to a more "average" return. It may also help to remember that the market doesn't always go up from year to year. Since 1926, on average, large company stocks have had a negative return nearly one out of every three years. And of the years with negative returns, 40% were in double-digits.*

What's an investor to do? Studies show that it's asset allocation and length of time invested that have the greatest impact on returns. So it's important to make sure your asset allocation matches your overall risk tolerance and time horizon. Remind yourself that the longer you can stay invested, the less significant short-term ups and downs really are--then adjust your allocation to match your time horizon. Take a long-view when appropriate.

Preferred Group Highlights
On November 1, 1998, the Preferred Small Cap Fund celebrated its third anniversary and has developed a respected track record. For the Fund's returns on various time periods, please see page 13. The Preferred Small Cap Fund is a value-oriented fund investing in companies with small equity capitalizations.

Our Fund family continued to enjoy recognition during the last six months in such publications as Bloomberg Personal Finance, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, Pensions & Investments, The Chicago Tribune, The Wall Street Journal and Worth.

As I reflect on The Preferred Group's recent achievements, I am reminded of the new year that lies ahead. Serving you--our shareholder---continues to be our number one priority. Please call Investor Services at 1-800-662-GROW with your suggestions and comments.

Thank you for your confidence and continued support.

                                                     Sincerely,



                                                     /s/Ronald R. Rossmann
                                                     Ronald R. Rossmann



*Source: Ibbotson Associates

Funds & Investment Objectives
                                                   December 31, 1998 (unaudited)


Preferred Growth Fund

Seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.


Preferred Value Fund

Seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.


Preferred International Fund

Seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.



Preferred Small Cap Fund

Seeks long-term capital appreciation through investments in companies with small equity capitalizations.



Preferred Asset Allocation Fund

Seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.



Preferred Fixed Income Fund

Seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.



Preferred Short-Term
Government Securities Fund

Seeks high current income consistent with preservation of capital, primarily through investment in U.S. Government Securities.



Preferred Money Market Fund

Seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

The Preferred Group of Mutual Funds
                                                         Performance Information
Historical performance:
    Historical performance can be evaluated in several ways. At the end of each Fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a Fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the Fund earns when it sells securities that have grown in value).

Cumulative total returns:
    Cumulative total returns reflect the Fund's actual performance over a set period: six months, one year, five years, and since inception.

Average annual total returns:
    Average annual total returns are hypothetical. A Fund's actual (or cumulative) return indicates what would have happened if the Fund had performed at a constant rate each year. For your information, all Funds must provide average annual total returns as of the most recent calendar quarter -- in this case, December 31, 1998. This allows you to compare Funds from different complexes on an equal basis.

$10,000 hypothetical investment:
    The "$10,000 investment since inception" illustrates the value of your investment as of December 31, 1998, had you invested $10,000 when the Fund started.

Benchmarks - What Are They and What Do They Tell Me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Funds are managed portfolios investing in a wide range of securities, the securities owned by a Fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each Fund's benchmark.)



--------------------------------------------------------------------------------
 Preferred Growth Fund
    S&P 500 Index

--------------------------------------------------------------------------------
 Preferred Value Fund
    S&P 500 Index

--------------------------------------------------------------------------------
 Preferred International Fund
    EAFE Index

--------------------------------------------------------------------------------
 Preferred Small Cap Fund
    Russell 2000 Index

--------------------------------------------------------------------------------
 Preferred Asset Allocation Fund
    65%  -  S&P 500 Index
    30%  -  Lehman Brothers Long-Term Treasury Index
     5%  -  90-Day Treasury Bills

--------------------------------------------------------------------------------
 Preferred Fixed Income Fund
    Salomon Brothers Broad Investment Grade (BIG) Index

--------------------------------------------------------------------------------
 Preferred Short-Term Government Securities Fund
    Merrill Lynch 1-3 Year Treasury Index

--------------------------------------------------------------------------------
 Preferred Money Market Fund
    IBC's Money Fund Report Average/All Taxable

--------------------------------------------------------------------------------

Investment Review
                                                   December 31, 1998 (unaudited)
Preferred Growth Fund

Investment Objective:
     The Preferred Growth Fund seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.


Portfolio Manager Profile:

      Portfolio Manager:  Robert B. Corman, CFA, CPA
--------------------------------------------------------------------------------
      Title:  Director/Senior Vice President,
      Jennison Associates LLC
--------------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager/Research Analyst at Jennison Associates. Bob assumed management of the Preferred Growth Fund in January 1998.
--------------------------------------------------------------------------------
      Education: B.A. - University of Wisconsin; MBA - University of Chicago; Chartered Financial Analyst; Certified Public Accountant


Discussion & Analysis:
     For the six-month period ended December 31, 1998, the Preferred Growth Fund advanced by 12.5%, compared with a gain of 9.4% for the S&P 500 Index. Since inception, the Fund has advanced at an average rate of 22.3% per year, compared to 21.3% for the benchmark.

     The second half of 1998 was first defined by a sell-off that pushed the S&P 500 down 9.9% during the third quarter, then by an impressive rebound which lifted the index to an astounding 21.3% during the fourth quarter. In late August, fears of a global financial crisis erupted in the wake of Russia's currency devaluation, pushing yields of U.S. Treasuries down to historic lows as investors fled to the relative security of U.S. bonds. Sizable losses realized by hedge funds during this time period also exacerbated the market's anxiety, adding further downside pressure to stocks. In mid-October, however, confidence returned in the form of a 25 basis point interest rate cut--the first of three such moves by the Federal Reserve.

     Technology stocks led the market's advance during the period. Communications, computer software and networking stocks all outperformed the market by a wide margin during this time period. This is evidenced by the performance of MCI WorldCom, Inc. (4.8% of net assets), Oracle Corporation (2.6%) and Cisco Systems, Inc. (2.9%), which comprised the portfolio's top three performance contributors. Strong consumer spending also benefited the retail sector, with Home Depot, Inc. (3.1%) and Gap, Inc. (2.0%) enjoying strong revenue growth. On the negative side, CIENA Corporation, which was eliminated from the portfolio, declined sharply after its proposed merger with Tellabs, Inc. was terminated. Other stocks we eliminated include Monsanto, suffering from a breakdown in merger talks with American Home Products Corporation, and Schlumberger Limited, adversely affected as oil prices slumped to new lows during the later part of the year.

     The U.S. economy exited the year in a strong position. We believe growth will likely moderate to a more sustainable rate over the course of 1999. This growth may be offset by Latin America--which we think is likely to experience a difficult year, particularly after Brazil's devaluation. Addition-ally we believe Asia, while improving from 1998, may not be a positive contributor to growth until the later portion of the year. We feel that corporate profit growth will be challenged throughout 1999, as global demand struggles to recover. However, we believe that continued benefits from the restructuring in the form of lower costs and improved productivity may allow profits to expand, allowing further gains despite the historically high level of current valuations.

                                                           - Jennison Associates

The Preferred Group of Mutual Funds
                                                               Investment Review

 Top Ten Holdings:                                       (% of total net assets)
--------------------------------------------------------------------------------
   1. MCI Worldcom Inc.                                        4.8%
--------------------------------------------------------------------------------
   2. Microsoft Corp.                                          3.2%
--------------------------------------------------------------------------------
   3. Home Depot Inc.                                          3.1%
--------------------------------------------------------------------------------
   4. General Electric Co.                                     3.0%
--------------------------------------------------------------------------------
   5. Chase Manhattan Corp.                                    3.0%
--------------------------------------------------------------------------------
   6. Cisco Systems Inc.                                       2.9%
--------------------------------------------------------------------------------
   7. Citigroup Inc.                                           2.7%
--------------------------------------------------------------------------------
   8. Oracle Corp.                                             2.6%
--------------------------------------------------------------------------------
   9. Schering Plough Corp.                                    2.6%
--------------------------------------------------------------------------------
 10.  Morgan Stanley Dean Witter & Co.                         2.2%


Performance:
The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 Index.
The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Cumulative Total Return:

                            PAST     PAST     PAST       SINCE
                          6 MONTHS  1 YEAR   5 YEARS   INCEPTION*
 Preferred
 Growth Fund               12.50%   35.58%   168.49%    271.29%
 S&P 500 Index              9.35%   28.75%   193.98%    250.43%
* July 1, 1992

Average Annual Total Return:

                            PAST        PAST       SINCE
                           1 YEAR     5 YEARS    INCEPTION*
 Preferred                 35.58%      21.84%     22.34%
 Growth Fund
 S&P 500 Index             28.75%      24.07%     21.28%
* July 1, 1992

CHART
A $10,000 Investment Since Inception:

              Preferred Growth Fund       S&P 500 Index
7/1/92                10000                   10000
12/31/92              11915                   10837
6/30/93               12425                   11359
12/31/93              13828                   11921
6/30/94               12468                   11514
12/31/94              13676                   12074
6/30/95               16733                   14510
12/31/95              17554                   16599
6/30/96               19237                   18291
12/31/96              20868                   20429
6/30/97               27732                   24612
12/31/97              27385                   27218
6/30/98               33003                   32046
12/31/98              37129                   35043

Investment Review
                                                   December 31, 1998 (unaudited)
Preferred Value Fund

Investment Objective:
     The Preferred Value Fund seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

Portfolio Manager Profile:

      Portfolio Manager:  John G. Lindenthal
--------------------------------------------------------------------------------
      Title:  Managing Director of Oppenheimer Capital
--------------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on
      July 1, 1992.
--------------------------------------------------------------------------------
      Education:  B.S., MBA - University of Santa Clara

Discussion & Analysis:
     During the six-month period ended December 31, 1998, the Preferred Value Fund returned -1.4%, compared to a 9.4% advance by the S&P 500 Index. Since its inception, the Fund has delivered an average annual return of 18.6%, compared to a 21.3% average annual increase in the benchmark.

     During the six month period, the market was characterized by exceptionally strong crosscurrents, including wide performance disparities among individual stocks. The performance of the S&P 500 Index was driven by a limited number of very large cap growth stocks. Market cycles that favor one type of investing (growth vs. value) are common, and we are confident that the pendulum will swing back to value investing in time.

     Two stocks which hurt the Fund's performance during the period were AMR Corporation (2.9% of net assets) and Boeing (1.9%). AMR, the parent of American Airlines, performed poorly despite the fact it registered record earnings performance. This occurred as the market reacted to concerns that the global economic slowdown and airline capacity increases will damage 1999 results. We believe that airlines are more focused on balancing supply/demand and will earn solid returns throughout the economic cycle. In the case of Boeing, the stock performed poorly as the company's production difficulties and impact of the Asian economy became more evident. While we are disappointed in the turn of events, we believe that the stock is trading at a very low valuation. Our opinion is that its problems are mostly cost-related and within their control to correct.

     Several stocks made significant contributions to the Fund's performance. Federal Home Loan Mortgage Corp. (5.7%), one of two dominant companies in the business of insuring home mortgages, has been able to consistently generate returns on equity in excess of 20% with little fear of being undercut by new competition. In the case of Aflac Inc. (3.8%), new product introductions and dominance in supplemental health insurance in Japan allowed the company to grow rapidly despite that nation's economic travails. Sprint Corp.'s (3.7%) stock also continued to perform well.

     We focus on individual companies and try to understand where their businesses are going over the next several years, not on where the stock market is heading in the next few months. We want to invest in superior businesses that are underpriced in the stock market. We define a superior business as one which is extremely well managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the free cash flow resulting from those returns to create shareholder value, such as through astute acquisitions or share repurchase.

     As we enter 1999, the outlook for the economy and for corporate earnings is more unsettled than is usually the case. We think the rate of economic growth in the U.S. is likely to slow in the coming year and that corporate earnings will be under pressure. The positives include an

The Preferred Group of Mutual Funds
                                                               Investment Review

     information age that is transforming the way every business works, favorable demographics, a federal budget surplus and essentially no inflation. To us, this scenario dictates a careful investment approach. We believe the challenge for investors will be to chart a course that captures favorable returns while guarding against economic and market uncertainty.

                                                           - Oppenheimer Capital

 Top Ten Holdings:                                      (% of total net assets)
--------------------------------------------------------------------------------
   1.  Citigroup Inc.                                          7.2%
--------------------------------------------------------------------------------
   2.  Federal Home Loan Mortgage Corp.                        5.7%
-------------------------------------------------------------------------------
   3.  Exel Limited                                            4.6%
--------------------------------------------------------------------------------
   4.  Intel Corp.                                             4.2%
--------------------------------------------------------------------------------
   5.  Wells Fargo & Co.                                       4.1%
--------------------------------------------------------------------------------
   6.  Aflac Inc.                                              3.8%
--------------------------------------------------------------------------------
   7.  Sprint Corp.                                            3.7%
--------------------------------------------------------------------------------
   8.  Ace Ltd.                                                3.4%
--------------------------------------------------------------------------------
   9.  Monsanto Co.                                            3.4%
--------------------------------------------------------------------------------
 10.   General Electric Co.                                    3.4%


Performance:
The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 Index.
The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

Cumulative Total Return:

                         PAST     PAST     PAST     SINCE
                      6 MONTHS  1 YEAR   5 YEARS  INCEPTION*

 Preferred
 Value Fund           -1.39%   14.31%   153.76%    203.11%
 S&P 500 Index         9.35%   28.75%   193.98%    250.43%
* July 1, 1992

Average Annual Total Return:

                         PAST       PAST         SINCE
                        1 YEAR     5 YEARS    INCEPTION*
 Preferred              14.31%     20.47%       18.58%
 Value Fund
 S&P 500 Index          28.75%     24.07%       21.28%
* July 1, 1992

CHART

A $10,000 Investment Since Inception:
              Preferred Value Fund        S&P 500 Index
7/1/92                10000                   10000
12/31/92              10980                   10837
6/30/93               11673                   11359
12/31/93              11945                   11921
6/30/94               11707                   11514
12/31/94              12001                   12074
6/30/95               14718                   14510
12/31/95              16258                   16599
6/30/96               18322                   18291
12/31/96              20712                   20429
6/30/97               24612                   24298
12/31/97              27218                   26515
6/30/98               30740                   32046
12/31/98              30311                   35043



An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Investment Review
                                                   December 31, 1998 (unaudited)

Preferred International Fund

Investment Objective:
     The Preferred International Fund seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.


Portfolio Manager Profile:

Portfolio Manager:  Peter F. Spano, CFA
--------------------------------------------------------------------------------
Title:  President, PXS Corp., General Partner,
        Mercator Asset Management, L.P.
--------------------------------------------------------------------------------
Last Five Years' Experience:  Portfolio Manager at Mercator. Pete has
managed the Preferred International Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education:  BBA - St. John's University; MBA - Baruch College
(City University of New York); Chartered Financial Analyst


Discussion & Analysis:
     The Preferred International Fund dropped 3.7% for the six-month period ended December 31, 1998, versus a 3.7% gain in the EAFE Index.

     The Fund's underperformance relative to the benchmark is attributable to the economically sensitive issues in the portfolio, as investors reacted to the possibility of a global recession. We were also underweight relative to EAFE in the Japanese market, which rallied--mostly due to the strong yen. Also, the concerns over the global financial situation impacted bank stocks where we had a heavy weighting.

     Major events of the period were Russia's debt default and currency devaluation followed by a major U.S. hedge fund going bust. These events caused a panic in the global financial system. The U.S. Federal Reserve initiated a move to lower interest rates to increase liquidity to banks and capital markets; many other central banks around the world quickly followed. Stock markets responded positively from the October lows, as concerns eased over a financial debacle.

     Activity in the portfolio was low for the period. We eliminated Nissan Motor (Japan), Samsung Electronics (Korea) and Coats Viyella (United Kingdom) based on deteriorating fundamentals. Additionally, we reduced Banca Popolare di Brescia (3.0% of net assets) (Italy), based on its high price level. We slightly increased stock positions in Japan, France and Spain based on attractive valuations. Over the near term, we continue to favor stocks in Europe, but believe the best long-term stock values may soon be in Asia. However, Asian economies need to stabilize before we can increase our confidence in earnings projections.

     We remain cautious for the short term as slower economic growth may result in more profit warnings and earnings downgrades. We believe the markets have begun discounting this event. We expect to see more mergers and acquisitions as companies fight for market share and increase efforts to lower costs. We believe Europe should do relatively well with the new Euro currency, low interest rates and investors' developing appetite for stocks. Asian economies, Japan being the main exception, may have hit bottom. A number of stock markets in the region have rallied, but it may prove to be premature.

     We believe volatile markets will continue for a while. We also believe the earnings expectations of many analysts are too high, based on consensus economic growth. We think more forecasts will be adjusted downward. Our value stocks may remain under pressure a while longer. Value investors must be patient as our emphasis is on long-term opportunities. We believe the portfolio remains well positioned.


                                               - Mercator Asset Management, L.P.

The Preferred Group of Mutual Funds
                                                               Investment Review
Top Ten Holdings:                                        (% of total net assets)
  1.    British Telecom                        United Kingdom              4.2%
  2.    Bouygues                               France                      3.3%
  3.    Iberdrola SA                           Spain                       3.1%
  4.    Banca Popolare di Brescia              Italy                       3.0%
  5.    Pharmacia & UpJohn                     Sweden                      2.9%
  6.    ING Groep NV                           Netherlands                 2.9%
  7.    Banco Bilbao Vizcaya                   Spain                       2.7%
  8.    National Westminster                   United Kingdom              2.7%
  9.    Electrolux AB                          Sweden                      2.6%
 10.    Novartis AG                            Switzerland                 2.5%


Geographic Allocation:     (% of total net assets)
United Kingdom            15.6%
Switzerland               10.7%
France                     9.7%
Netherlands                9.2%
Italy                      7.8%
Australia                  7.6%
Spain                      7.4%
Sweden                     7.3%
Japan                      5.7%
Canada                     3.6%
New Zealand                2.6%
Argentina                  2.4%
South Korea                2.1%
Norway                     0.7%


Performance:
The following information illustrates the historical performance of the Preferred International Fund compared with the Europe, Australasia & Far East
(EAFE) Index. The EAFE Index contains over 1000 stocks from 20 different countries with Japan (approx. 21%), the United Kingdom, France and Germany being the most heavily weighted.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Risk Factors of Foreign Investments" in the current prospectus.)

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide ten-year performance history in original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Cumulative Total Return:

                         PAST        PAST        PAST         SINCE
                       6 MONTHS     1 YEAR     5 YEARS     INCEPTION*
 Preferred
 International Fund    -3.66%       10.55%     56.98%        87.04%
 EAFE Index             3.66%       20.32%     57.43%       104.64%
* July 1, 1992

Average Annual Total Return:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS   INCEPTION*
 Preferred
 International Fund     10.55%      9.44%     10.10%
 EAFE Index             20.32%      9.50%     11.65%
* July 1, 1992

CHART

A $10,000 Investment Since Inception:

          Preferred International Fund     EAFE Index
7/1/92                10000                   10000
12/31/92              8419                    9779
6/30/93               9623                    12072
12/31/93              11915                   12999
6/30/94               12189                   14159
12/31/94              12305                   14047
6/30/95               13004                   14433
12/31/95              13526                   15668
6/30/96               14787                   16400
12/31/96              15845                   16664
6/30/97               18558                   18114
12/31/97              17007                   16918
6/30/98               19414                   19742
12/31/98              18704                   20464

Investment Review
                                                   December 31, 1998 (unaudited)
Preferred Small Cap Fund

Investment Objective:
     The Preferred Small Cap Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.


Portfolio Manager Profile:

      Portfolio Manager:  Todd M. Sheridan, CFA
--------------------------------------------------------------------------------
      Title:  Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)
--------------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at CIML. Todd has managed the Preferred Small Cap Fund since its inception on November 1, 1995.
--------------------------------------------------------------------------------
      Education:  B.S. - University of Illinois; Chartered Financial Analyst


Discussion & Analysis:
     The Preferred Small Cap Fund returned -12.0% for the six months ended December 31, 1998, compared to -7.1% for the Russell 2000 benchmark. Though results in this short period were somewhat disappointing, Fund performance since inception remains strong. Since inception, the Fund has provided an average annual return of 15.5% against a gain of 13.3% for the benchmark.

     There were some instances of extremely strong positive performance in the Fund's portfolio during the six-month period. However, the decline in the portfolio was fairly widespread. While most of the damage was done during the August decline, small cap stocks essentially underperformed throughout the entire third quarter. Relative valuations have declined to levels not witnessed since 1990--the beginning of the last major period of small cap stock outperformance.

     We believe that at present, U.S. markets are being driven more by capital flows than by valuation. August saw the peak of this activity as the Russian debt moratorium and the bail-out of Long Term Capital drove frightened investors into very safe, very liquid U.S. Treasury securities. An expected easing of monetary policy by the Federal Reserve late in September was not sufficient to stem the tide, and was followed with an inter-meeting move early in October. Those moves may have restored a measure of confidence to the market, but volatility remains high.

     Since September, internet and technology stocks have enjoyed spectacular gains--perhaps too spectacular. We recently analyzed a group of stocks that had outperformed small caps during September-October. Many were internet or technology stocks, but all had one thing in common: they reported negative earnings for the preceding 12 months. Even after adjusting back to operating earnings, only a handful of these companies appeared to be financially successful. As a group, these stocks traded at a multiple of 45 times 1999 earnings expectations. Some traded at even more extreme multiples, and many of them are years from being able to produce a profit.

     Although these stocks produced brief periods of robust gains for some investors, in the long run we believe they are likely to result in poor performance. Our research indicates that investing in stocks of successful, growing companies trading at reasonable earnings multiples can create much better results over time. Our process combines strong valuation with the pursuit of companies with growing earnings. Implementation of this strategy results in portfolios that routinely have approximately half of the price/ earnings ratio of the Russell 2000, while still providing nearly the same long-term expected earnings growth rate.

     We still believe the table is set for small caps and their attractive relative valuations to outperform the market. We are just uncertain what the catalyst will be and when the broadening of the market will occur.


                                        - Caterpillar Investment Management Ltd.

The Preferred Group of Mutual Funds
                                                               Investment Review

Top Ten Holdings:                                        (% of total net assets)
--------------------------------------------------------------------------------
   1. Arvin Industries Inc.                                       1.9%
--------------------------------------------------------------------------------
   2. Stewart Information Services                                1.8%
--------------------------------------------------------------------------------
   3. Jefferies Group Inc.                                        1.8%
--------------------------------------------------------------------------------
   4. Hollinger International Inc.                                1.8%
--------------------------------------------------------------------------------
   5. D.R. Horton Inc.                                            1.7%
--------------------------------------------------------------------------------
   6. Ames Department Stores Inc.                                 1.7%
--------------------------------------------------------------------------------
   7. Furniture Brands International Inc.                         1.7%
--------------------------------------------------------------------------------
   8. Centex Corp.                                                1.5%
--------------------------------------------------------------------------------
   9. CHS Electronics Inc.                                        1.5%
--------------------------------------------------------------------------------
 10.  First American Financial Corp.                              1.5%


Performance:
The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the Russell 2000 Index. The Russell 2000 Index contains the 2000 smallest of the 3000 largest U.S. domiciled corporations, ranked by market capitalization.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Cumulative Total Return:

                        PAST         PAST      PAST         SINCE
                      6 MONTHS      1 YEAR    3 YEARS      INCEPTION*
 Preferred
 Small Cap Fund       -11.95%      -5.01%     50.37%         57.97%+
 Russell 2000 Index    -7.12%      -2.55%     38.92%         48.58%

* November 1, 1995
   + Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

Average Annual Total Return:

                         PAST       PAST           SINCE
                        1 YEAR     3 YEARS       INCEPTION*
 Preferred
 Small Cap Fund         -5.01%     14.57%+        15.53%+
 Russell 2000 Index     -2.55%     11.58%         13.32%

* November 1, 1995
   + Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

CHART

A $10,000 Investment Since Inception:

            Preferred Small Cap Fund   Russell 2000 Index
11/1/95               10000                   10000
12/31/95              10506                   10695
6/30/96               11267                   11804
12/31/96              12653                   12460
6/30/97               14534                   13731
12/31/97              16629                   15246
6/30/98               17942                   15997
12/31/98              15797                   14858

Investment Review
                                                   December 31, 1998 (unaudited)
Preferred Asset Allocation Fund

Investment Objective:
     The Preferred Asset Allocation Fund seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.


Portfolio Managers Profiles:

      Mellon Capital Management Corporation
      Portfolio Manager:  Thomas B. Hazuka
--------------------------------------------------------------------------------
      Title:  Chief Investment Officer, Mellon Capital Management Corporation
--------------------------------------------------------------------------------
      Last Five Years' Experience:  Portfolio Manager at Mellon Capital.
      Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
      Education:  B.S. - Stevens Institute of Technology;
      MBA - University of Connecticut;
      Ph.D. - Stanford University


      PanAgora Asset Management
      Portfolio Manager:  Edgar E. Peters
--------------------------------------------------------------------------------
      Title: Director, Asset Allocation, and Chief Investment Strategist, PanAgora Asset Management
--------------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
      Education:  B.S. - Montclair State College;
      MBA - Rutgers University


Discussion & Analysis:
     The Preferred Asset Allocation Fund returned 14.2% for the six-month period ended December 31, 1998. By comparison, the Fund's blended benchmark consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills returned 8.9% for the period. The Fund has provided an average annual return of 16.6% since inception, compared to 17.5% for the benchmark.

     Equity and credit market volatility continued to be extreme during the second half of 1998, reaching levels not seen since 1987. The combination of high valuations due to high earnings expectations, coupled with tight monetary policy by the Fed made the stock market a very risky place. The stock market's sharp sell-off in August reflected investors' fears that the collapse of Russian financial assets and the economic crisis in Asia could have a contagious effect on other economies--and ultimately U.S. corporate profits. Other factors weighing on the markets included the economic status quo in Japan and the absence of a serious effort at structural reform--particularly related to their banking system.

     Reflecting the increasing interdependence among global economies, events in emerging markets and Japan eventually played a role change in U.S. monetary policy. These events led to very unsettled credit markets. This prompted the Federal Reserve to lower the target Fed Funds rate below the 5.25-5.50% range it had maintained since December 1995, despite healthy GDP growth and an unemployment rate near 28-year lows. A marked slowdown in manufacturing activity and continued low inflation provided the Fed with the flexibility to act decisively, lowering the target Fed Funds by 75 basis points in three successive moves.

     Persistent market volatility has caused temporary misvaluations in the relative pricing of stocks, bonds and cash, making it very profitable to be a contrarian and shift frequently. The current environment of high volatility and

The Preferred Group of Mutual Funds
                                                               Investment Review

     low correlation between stocks and bonds is the best habitat for our investment strategy. We believe we can expect continued good performance in the coming months if these conditions persist.

                                                     - Mellon Capital Management
                                                     - PanAgora Asset Management

 Portfolio Allocation*                                   (% of portfolio)
--------------------------------------------------------------------------------
                   12/31/98             6/30/98             12/31/97
--------------------------------------------------------------------------------
   Stocks             44%                41%                   42%
--------------------------------------------------------------------------------
   Bonds              30%                22%                   29%
--------------------------------------------------------------------------------
   Short-Term         26%                37%                   29%
   (maturities less than one year)

* Allocations do not consider the effect of futures contracts. See Note 4 of the notes to the financial statements for open futures contracts at December 31, 1998.

Performance:
The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term investments.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.


Cumulative Total Return:

                       PAST        PAST         PAST             SINCE
                     6 MONTHS      1 YEAR       5 YEARS          INCEPTION*
 Preferred Asset
 Allocation Fund      14.20%       27.01%       128.84%          171.61%
 65/30/5 Benchmark     8.90%       23.61%       136.36%          184.97%
* July 1, 1992

Average Annual Total Return:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS   INCEPTION*
 Preferred Asset
 Allocation Fund        27.01%     18.01%      16.60%
 65/30/5 Benchmark      23.61%     18.77%      17.48%
* July 1, 1992

CHART
A $10,000 Investment Since Inception:

         Preferred Asset Allocation Fund       65/30/5 Benchmark
7/1/92                10000                          10000
12/31/92              10731                          10781
6/30/93               11357                          11523
12/31/93              11869                          12057
6/30/94               11212                          11483
12/31/94              11563                          11848
6/30/95               13643                          14057
12/31/95              15354                          15849
6/30/96               16132                          16429
12/31/96              17685                          18021
6/30/97               19521                          20789
12/31/97              21384                          23054
6/31/98               23784                          26167
12/31/98              27161                          28497

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Investment Review
                                                   December 31, 1998 (unaudited)
Preferred Fixed Income Fund

Investment Objective:
     The Preferred Fixed Income Fund seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.


Portfolio Manager Profile:

      Portfolio Manager:  Paul L. Zemsky, CFA
--------------------------------------------------------------------------------
      Title:  Managing Director, J. P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment Management. Paul has been involved in the management of the Preferred Fixed Income Fund since January 1, 1994.
--------------------------------------------------------------------------------
      Education: B.S., B.S.E.E. - University of Pennsylvania; Chartered Financial Analyst


Discussion & Analysis:
     The Preferred Fixed Income Fund's return was 2.8% for the six-month period ended December 31, 1998, compared to 4.6% for the Salomon Brothers Broad Investment Grade (BIG) Bond Index. Since its inception, the Fund has returned on average 7.3%, compared to 7.9% for its benchmark.

     During the second half of calendar year 1998, the Asian situation deepened into a global financial and economic crisis with a breadth and magnitude not previously experienced in the post-WWII era. The crisis escalated to a new level of concern when it appeared that an impending credit crunch and related severe economic slowdown might be at hand. A number of financial institutions appeared at risk. Forced liquidation of assets threatened the stability of the global financial system and provided the catalyst for coordinated action. Led by the prompt and successive easing moves by the U.S. Federal Reserve, central banks, governments and supranational institutions around the world collectively responded to the crisis, calming fears of an uncontrolled unwinding of financial positions. By the end of the year, investors returned to the markets, marking the beginning of the recovery process.

     During the period, with fragile international financial markets and a benign U.S. inflation outlook, we maintained a long duration position. As the period progressed, we extended the long duration position to the maximum duration deviation from the benchmark index. The Fund's allocation to U.S. Treasuries enhanced performance in the third quarter, as this sector outperformed. In addition, as we approached the last quarter, we opportunistically increased the Fund's corporate holdings, focusing on high quality, liquid credits. However, as several of these corporate holdings performed particularly well, we modestly reduced the Fund's exposure near calendar year-end. Within residential mortgages, the Fund was underweighted in the beginning of the period, which contributed positively to performance. Residential mortgages were adversely impacted by large new issuances and supply from refinancings. However, going into the year-end, we took advantage of the historically wide yield spreads and increased the Fund's holdings in residential mortgages. We actively traded this sector as it offered significant tactical opportunities.

     We believe the 1999 global economy will see sluggish overall growth in global GDP and no growth in manufacturing. In the U.S., while we are impressed with the persistent strength we are currently seeing, we continue to believe that the ongoing slowdown in manufacturing will lead to more modest growth in the coming year.


                                            - J. P. Morgan Investment Management

The Preferred Group of Mutual Funds
                                                               Investment Review



 Portfolio Statistics:                              (as of December 31, 1998)
--------------------------------------------------------------------------------
   Portfolio Holdings                                             101
--------------------------------------------------------------------------------
   Average Maturity                                        13.4 years
--------------------------------------------------------------------------------
   Average Duration                                         5.0 years
--------------------------------------------------------------------------------
   Average Quality                                                 AA
--------------------------------------------------------------------------------
   Allocation (% of portfolio*):
--------------------------------------------------------------------------------
   Treasury/Agency                                                 19%
--------------------------------------------------------------------------------
   Corporates                                                      23%
--------------------------------------------------------------------------------
   Mortgages/Asset Backed                                          45%
--------------------------------------------------------------------------------
   Foreign Corporates & Govt.                                       2%
--------------------------------------------------------------------------------
   Short-Term                                                      11%
      (maturities less than one year)

*Allocations do not consider the effect of futures contracts. See Note 4 of the notes to the financial statements for open futures contracts at December 31, 1998.

Performance:
The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the Salomon Brothers Broad Investment Grade (BIG) Index. The Index contains 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Cumulative Total Return:

                          PAST        PAST     PAST        SINCE
                        6 MONTHS     1 YEAR   5 YEARS    INCEPTION*

 Preferred Fixed
 Income Fund              2.81%      6.97%     37.22%      58.48%
 Salomon Bros.
 BIG Index                4.57%      8.71%     42.20%      63.48%
* July 1, 1992

Average Annual Total Return:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS   INCEPTION*
 Preferred Fixed
 Income Fund             6.97%      6.53%      7.33%
 Salomon Bros.           8.71%      7.30%      7.86%
 BIG Index
* July 1, 1992


CHART

A $10,000 Investment Since Inception:

           Preferred Fixed Income Fund    Salomon Bros. BIG Index
7/1/92                10000                        10000
12/31/92              10471                        10461
6/30/93               11259                        11198
12/31/93              11549                        11496
6/30/94               11207                        11065
12/31/94              11273                        11169
6/30/95               12494                        12454
12/31/95              13264                        13238
6/30/96               13009                        13071
12/31/96              13660                        13717
6/30/97               14101                        14138
12/31/97              14814                        15038
6/30/98               15416                        15634
12/31/98              15848                        16348

Investment Review
                                                   December 31, 1998 (unaudited)
Preferred Short-Term Government Securities Fund

Investment Objective:
     The Preferred Short-Term Government Securities Fund seeks high current income consistent with preservation of capital, primarily through investment in U.S. Government Securities.


Portfolio Manager Profile:

      Portfolio Manager:  Todd M. Sheridan, CFA
--------------------------------------------------------------------------------
      Title:  Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)
--------------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at CIML. Todd has managed the Preferred Short-Term Government Securities Fund since June 1, 1998.
--------------------------------------------------------------------------------
      Education:  B.S. - University of Illinois;
      Chartered Financial Analyst


Discussion & Analysis:
     The Preferred Short-Term Government Securities Fund returned 2.6% for the six months ended December 31, 1998, compared to a 3.9% advance for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the Fund's average annual return has been 4.9% versus 5.9% for the benchmark.

     Most of the Fund's performance deficit occurred in the August through September time period. A Russian debt moratorium and the near collapse of hedge fund Long Term Capital sent U.S. Treasury security yields to historic lows in a massive flight-to-quality. Most of the gains occurred in `on-the-run' Treasury securities, while the portfolio was significantly invested in mortgage-related securities. The portfolio lost ground as high volatility caused the yield spread on these securities to widen. The mortgage-related securities in the portfolio have tightened since then, but remain well wide of our initial entry points. The securities we own have not been adversely affected due to recent prepayment experience. We are very comfortable with them in the portfolio, currently trading at spreads of 110-130 basis points more than Treasuries. We've been reinvesting the cash flow from these bonds into Treasuries, bringing the mortgage exposure in the portfolio at year-end to 43%.

     As most short-term rates declined below the 5% area, we reduced maturity within the portfolio. It turned out we were a little early, as rates continued through the 4.50% level. However, as rates returned to higher levels later in the period, we gradually extended maturities, closing the year with duration of 1.9 years in the portfolio versus approximately 1.6 years for the benchmark.

     For 1999, we anticipate further moderate growth in the U.S. economy. We believe this non-inflationary growth combined with international weakness in South and Central American economies should keep short-term rates from moving higher this year. We believe strong cash flows from budget surpluses may reduce Treasury borrowings this year, reducing supply and potentially pushing short-term interest rates lower.


                                        - Caterpillar Investment Management Ltd.

The Preferred Group of Mutual Funds
                                                               Investment Review

 Portfolio Statistics:                                (as of December 31, 1998)
--------------------------------------------------------------------------------
   Portfolio Holdings                                              24
--------------------------------------------------------------------------------
   Average Maturity                                         2.2 years
--------------------------------------------------------------------------------
   Average Duration                                         1.9 years


Performance:
The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


Cumulative Total Return:

                           PAST         PAST       PAST        SINCE
                        6 MONTHS       1 YEAR     5 YEARS    INCEPTION*

 Preferred
 Short-Term Government
 Securities Fund         2.55%          4.76%       26.16%      36.67%
 ML 1-3 Yr.
 Treasury Index          3.86%          7.00%       33.73%      45.44%
* July 1, 1992

Average Annual Total Return:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS   INCEPTION*
 Preferred Short-Term
 Government
 Securities Fund         4.76%      4.76%      4.92%
 ML 1-3 Yr.
 Treasury Index          7.00%      5.99%      5.93%
* July 1, 1992

CHART

A $10,000 Investment Since Inception:

      Preferred Short-Term Gov't. Sec. Fund   ML 1-3 Yr. Treasury Index
7/1/92                10000                             10000
12/31/92              10261                             10317
6/30/93               10632                             10658
12/31/93              10833                             10875
6/30/94               10723                             10830
12/31/94              10757                             10938
6/30/95               11336                             11666
12/31/95              11735                             12140
6/30/96               11914                             12303
12/31/96              12287                             12744
6/30/97               12606                             13111
12/31/97              13046                             13593
6/30/98               13327                             14003
12/31/98              13667                             14544

Investment Review
                                                   December 31, 1998 (unaudited)
Preferred Money Market Fund

Investment Objective:
     The Preferred Money Market Fund seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.


Portfolio Manager Profile:

      Portfolio Manager:  Robert (Skip) R. Johnson
--------------------------------------------------------------------------------
      Title:  Vice President, J. P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment Management. Skip has been involved with the management of the Preferred Money Market Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
      Education:  B.A. - Dartmouth College


Discussion & Analysis:
     The Preferred Money Market Fund returned 2.6% for the six-month period ended December 31, 1998, compared to a 2.4% return for IBC's Money Fund Report Average/All Taxable. Since inception, the fund's average annual return has been 4.5% versus 4.4% for the benchmark.

     Throughout the six-month period, the U.S. economy continued its strong growth. While the Asian financial crisis seemed to be settling early on in the period, the Russian currency breakdown forced liquidations by leveraged funds and caused all major sectors of the U.S. stock market to decline. The ongoing Asian contagion brought liquidity concerns causing investors to seek the relative safety of U.S. Treasuries, which outperformed almost everything else except money market securities in the third quarter. The Federal Reserve cut interest rates three times in the space of six weeks during September, October and November. Such action eased liquidity constraints and helped to restore investor confidence.

     During the period, the Fund's performance was positively enhanced by the addition of asset-backed commercial paper and by continuing to hold floating rate notes. In addition, effective liquidity and duration management were key factors in the Fund's favorable performance. As the yield curve inverted in the third quarter, the Fund was positively affected by having enough liquidity to purchase 1-3 month commercial paper. We increased the Fund's holdings in asset-backed commercial paper and floating rate notes in the last quarter of the year. This decision was a result of the response we saw from the flat and inverted yield curve earlier in the year. We were sensitive to liquidity to take advantage of year-end pressures. In addition, we maintained a laddered portfolio throughout the second half of the year.

     From a global perspective during 1999, we expect to see sluggish overall growth in the global GDP and no growth in manufacturing. Domestically, we are impressed with the current persistent strength of the U.S. economy, but believe the ongoing slowdown in manufacturing will lead to more modest growth in the coming year. Although the risk of an abrupt slowdown is present, prompted by either a stock market correction or a current account induced currency crisis, we believe the more likely outcome is an anticlimactic slowing of activity. We also expect the Fed to be responsive to the slowing economy by continuing to ease monetary policy throughout the coming year.


                                            - J. P. Morgan Investment Management

The Preferred Group of Mutual Funds
                                                               Investment Review

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance:
The following information illustrates the historical performance of the Preferred Money Market Fund compared to IBC's Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Cumulative Total Return:

                     PAST      7-DAY CURRENT     PAST      PAST         SINCE
                   6 MONTHS       YIELD++      1 YEAR     5 YEARS     INCEPTION*

 Preferred Money
 Market Fund        2.56%          4.61%        5.38%     27.98%+      33.18%+
 IBC's Money Fund
 Report Avg./
All Taxable         2.44%          4.53%        5.03%     26.76%       32.11%
* July 1, 1992
+ Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.
+ + The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the Fund than does the total return quotation. The yield for IBC's Money Fund Report Avg./All Taxable represents the seven-day current yield as of December 29, 1998.

Average Annual Total Return:

                                  PAST       PAST       SINCE
                                1 YEAR     5 YEARS    INCEPTION*
 Preferred Money
 Market Fund                     5.38%      5.06%+     4.50%+
 IBC's Money Fund
 Report Avg./All Taxable         5.03%      4.86%      4.38%
* July 1, 1992
+ Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

CHART

A $10,000 Investment Since Inception:

           Preferred Money Market Fund   IBC's Money Fund Report Avg/All Taxable
7/1/92                10000                                    10000
12/31/92              10140                                    10148
6/30/93               10271                                    10284
12/31/93              10406                                    10422
6/30/94               10569                                    10583
12/31/94              10814                                    10813
6/30/95               11126                                    11113
12/31/95              11438                                    11407
6/30/96               11719                                    11690
12/31/96              12018                                    11974
6/30/97               12319                                    12259
12/31/97              12638                                    12579
6/30/97               12986                                    12896
12/31/98              13318                                    13211

Statements of Assets & Liabilities
                                                   December 31, 1998 (unaudited)

December 31, 1998 (unaudited)
                                                                 Growth               Value           International       Small Cap
Assets
  Investments at value                                        $552,744,662        $378,541,562       $251,827,855      $122,090,429
  Short-term obligations at amortized cost                       4,204,000          14,591,008         21,859,000         2,361,937
  Cash                                                                 905                                    490
  Foreign currency at value                                                                               236,668
  Receivable for investments sold                                  545,409                                656,903         1,427,174
  Receivable for fund shares sold                                   95,100             188,611            554,837           506,075
  Receivable for variation margin
  Dividends and interest receivable                                254,092             263,398            796,504           100,400
  Receivable for open forward foreign currency contracts
  Prepaid expenses and other assets                                  6,577              13,273              5,493            13,153
                                                              ------------        ------------       ------------      ------------
       Total assets                                            557,850,745         393,597,852        275,937,750       126,499,168
                                                              ------------        ------------       ------------      ------------
Liabilities
  Payable for investments purchased                              1,750,585                                                1,447,298
  Payable for fund shares redeemed                                                      64,874          2,263,477             1,339
  Payable for distributions                                                              2,846
  Payable for variation margin
  Payable for:
     Management fees                                               325,856             243,264            215,028            74,038
     Audit fees                                                     21,429              18,825             21,542            17,085
     Custodian fees                                                 16,195              10,009             60,206            13,417
     Legal fees                                                     12,465              10,608              8,090             2,474
     Trustees' fees                                                    386                  37              1,015
     Transfer agent fees                                             8,507               3,736             10,985             2,760
     Other fees                                                     10,297               7,973             10,454
                                                              ------------        ------------       ------------      ------------
          Total liabilities                                      2,145,720             362,172          2,590,797         1,558,411
                                                              ------------        ------------       ------------      ------------
  Net assets                                                  $555,705,025        $393,235,680       $273,346,953      $124,940,757
                                                              ============        ============       ============      ============
  Shares of beneficial interest outstanding                     28,126,536          15,850,316         18,284,487         9,509,725
                                                              ============        ============       ============      ============
  Offering and redemption price per share                           $19.76              $24.81             $14.95            $13.14
                                                              ============        ============       ============      ============
Composition of Net Assets:
  Paid-in capital                                             $364,418,145        $191,138,530       $220,424,716      $114,825,760
  Undistributed (Distributions in excess of)
     net investment income                                        (188,573)             22,825          1,202,106            88,560
  Accumulated net realized gains (losses) on
     investments, futures and foreign currency                  11,706,410             794,611         (6,508,932)     (11,563,628)
  Net unrealized appreciation (depreciation) on:
     Investments                                               179,769,043         201,279,714         58,220,227        21,590,065
     Futures
     Forwards
     Foreign denominated other assets,
        liabilities & currency                                                                              8,836
                                                              ------------        ------------       ------------      ------------
  Net assets                                                  $555,705,025        $393,235,680       $273,346,953      $124,940,757
                                                              ============        ============       ============      ============
  Investments and short-term obligations at cost              $377,179,619        $191,852,856       $215,466,628      $102,862,301
  Foreign currency holdings at cost                                                                  $    239,755

  See notes to financial statements

                                       22

The Preferred Group of Mutual Funds
Statement of Assets & Liabilities
December 31, 1998 (unaudited)                                     Asset         Fixed           Short-Term                Money
                                                               Allocation       Income          Government               Market
Assets
  Investments at value                                     $156,755,809       $152,085,538       $58,210,651
  Short-term obligations at amortized cost                   54,882,028         18,041,487         5,609,048         $126,022,636
  Cash                                                          126,365                285                                  6,012
  Foreign currency at value
  Receivable for investments sold                               530,538         18,853,650
  Receivable for fund shares sold                               152,901             26,792            33,833            1,953,460
  Receivable for variation margin                                84,275
  Dividends and interest receivable                           1,107,578          1,632,274           523,402              690,080
  Receivable for open forward foreign currency contracts                            95,742
  Prepaid expenses and other assets                               5,794              2,284               561                5,455
                                                            -----------        -----------        ----------          -----------

       Total assets                                         213,645,288        190,738,052        64,377,495          128,677,643
                                                            -----------         ----------        ----------          -----------
Liabilities
  Payable for investments purchased                           1,737,909         27,357,539
  Payable for fund shares redeemed                                  141                  6                                122,756
  Payable for distributions                                      10,679              4,982                92                1,938
  Payable for variation margin                                                       9,125
  Payable for:
     Management fees                                            121,243             69,594            19,342               33,264
     Audit fees                                                  20,065             17,979            18,660               16,020
     Custodian fees                                               6,838             11,963             5,800                7,186
     Legal fees                                                   2,142              3,489               853                2,322
     Trustees' fees                                                                      6               486                  853
     Transfer agent fees                                          3,106              7,555             4,089                6,112
     Other fees                                                                     14,013             4,161
                                                           ------------       ------------       ------------        ------------
          Total liabilities                                   1,902,123         27,496,251            53,483              190,451
                                                           ------------       ------------       ------------        ------------
  Net assets                                               $211,743,165       $163,241,801       $64,324,012         $128,487,192
                                                           ============       ============       ============        ============
  Shares of beneficial interest outstanding                  12,746,596         15,975,849         6,585,206          128,487,192
                                                           ============       ============       ============        ============
  Offering and redemption price per share                        $16.61             $10.22             $9.77                $1.00
                                                           ============       ============       ============        ============
Composition of Net Assets:
  Paid-in capital                                          $158,927,525       $162,239,136       $65,285,192         $128,487,192
  Undistributed (Distributions in excess of)
     net investment income                                                         125,759
  Accumulated net realized gains (losses) on
     investments, futures and foreign currency                  813,145           (525,948)         (822,834)
  Net unrealized appreciation (depreciation) on:
     Investments                                             50,239,263          1,449,490          (138,346)
     Futures                                                  1,763,232           (142,361)
     Forwards                                                                       95,725
     Foreign denominated other assets,
        liabilities & currency
                                                           ------------       ------------       ------------        ------------
  Net assets                                               $211,743,165       $163,241,801        $64,324,012        $128,487,192
                                                           ============       ============       ============        ============
  Investments and short-term obligations at cost           $161,398,574       $168,677,535        $63,958,045        $126,022,636
  Foreign currency holdings at cost

  See notes to financial statements

Statements of Operations
December 31, 1998 (unaudited)
Six Month Period Ended
December 31, 1998 (unaudited)                        Growth               Value           International             Small Cap
Investment Income
  Dividends                                      $  1,479,017       $  2,456,626          $2,758,913           $     613,849
  Interest                                            363,313            787,479             597,062                  43,750
                                                 ------------       ------------          ----------           -------------
                                                    1,842,330          3,244,105           3,355,975                 657,599
  Less foreign taxes withheld at source                                   (5,802)           (286,870)                   (670)
                                                 ------------       ------------          ----------           -------------
     Total income                                   1,842,330          3,238,303           3,069,105                 656,929
                                                 ------------       ------------          ----------           -------------

Expenses
  Management fees                                   1,817,503          1,444,898           1,273,423                 444,001
  Audit fees                                           17,824             15,807              18,652                  15,123
  Custodian fees                                       66,920             47,242             262,659                  46,774
  Registration fees                                     8,551              7,327               9,583                   8,354
  Legal fees                                           20,525             16,833              12,134                   6,050
  Trustees' fees                                        7,562              6,050               4,375                   2,017
  Transfer agent fees                                  61,123             57,702              40,977                  15,087
  Insurance fees                                        6,050              5,204               4,033                   1,513
  Other expenses                                       24,845             25,691              13,503                   5,384
                                                 ------------       ------------          ----------           -------------
     Total expenses                                 2,030,903          1,626,754           1,639,339                 544,303
                                                 ------------       ------------          ----------           -------------
        Net investment income (loss)                (188,573)          1,611,549           1,429,766                 112,626
                                                 ------------       ------------          ----------           -------------
Net Realized and Unrealized Gain
(Loss) on Investments, Futures, Forwards
and Foreign Currency
  Net realized gain (loss) on:
     Investments                                   21,408,182          5,648,450          (6,193,571)           (11,559,450)
     Futures
     Forward contracts
     Foreign denominated other assets,
         liabilities & currency                                                              (84,889)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments                                   40,387,542        (13,653,246)         (3,653,635)            (4,088,808)
     Futures
     Forward contracts
     Foreign denominated other assets,
        liabilities & currency                                                                 5,697
                                                 ------------       ------------          ----------           -------------
             Net gain (loss)                       61,795,724         (8,004,796)         (9,926,398)           (15,648,258)
                                                 ------------       ------------          ----------           -------------

  Net increase (decrease) in net assets
     resulting from operations                    $61,607,151      ($  6,393,247)        ($8,496,632)          ($15,535,632)
                                                  ===========       ============          ==========           =============
  See notes to financial statements


                                       24

The Preferred Group of Mutual Funds
                                                        Statements of Operations
December 31, 1998 (unaudited)
Six Month Period Ended                              Asset                   Fixed                Short-Term                Money
December 31, 1998 (unaudited)                    Allocation                Income                Government                Market
Investment Income
  Dividends                                    $    555,323
  Interest                                        2,984,826             $5,072,194              $1,748,127             $3,305,766
                                               ------------           ------------              ----------             -----------
                                                  3,540,149              5,072,194               1,748,127              3,305,766

  Less foreign taxes withheld at source             (2,615)
                                               ------------           ------------              ----------             -----------
     Total income                                 3,537,534              5,072,194               1,748,127              3,305,766
                                               ------------           ------------              ----------             -----------
Expenses
  Management fees                                   643,789                397,447                 109,667                181,436
  Audit fees                                         17,644                 16,131                  17,140                 14,115
  Custodian fees                                     92,036                 55,650                  26,225                 34,279
  Registration fees                                   8,030                 10,208                   7,633                  8,030
  Legal fees                                          7,886                  7,058                   2,521                  4,862
  Trustees' fees                                      2,521                  2,521                   1,008                  1,513
  Transfer agent fees                                34,459                 30,696                  13,611                 29,184
  Insurance fees                                      2,017                  2,017                   1,008                  1,512
  Other expenses                                     13,863                  9,433                   3,025                  5,365
                                               ------------           ------------              ----------             -----------
     Total expenses                                 822,245                531,161                 181,838                280,296
                                               ------------           ------------              ----------             -----------
        Net investment income (loss)              2,715,289              4,541,033               1,566,289              3,025,470
                                               ------------           ------------              ----------             -----------
Net Realized and Unrealized Gain
(Loss) on Investments, Futures, Forwards
and Foreign Currency
  Net realized gain (loss) on:
     Investments                                    788,574                553,231                 108,529
     Futures                                     11,957,679                702,413
     Forward contracts
     Foreign denominated other assets,
         liabilities & currency                                             (9,103)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments                                  9,035,257             (1,178,974)              (117,490)
     Futures                                      1,153,337               (351,817)
     Forward contracts                                                     (48,848)
     Foreign denominated other assets,
        liabilities & currency                                               2,402
                                               ------------           ------------              ----------             -----------
             Net gain (loss)                     22,934,847               (330,696)                (8,961)
                                               ------------           ------------              ----------             -----------

  Net increase (decrease) in net assets
     resulting from operations                  $25,650,136             $4,210,337              $1,557,328             $3,025,470
                                               ============           ============              ==========             ===========
  See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
December 31, 1998 (unaudited)
                                                                  Growth                                   Value

                                                          PERIOD+            YEAR                PERIOD+            YEAR
                                                          ENDED             ENDED                ENDED             ENDED
                                                         12/31/98           6/30/98             12/31/98           6/30/98
                                                  -----------------   ----------------      ---------------    ---------------
Increase in net assets
  Operations:
  Net investment income (loss)                     ($       188,573) ($       410,386)       $    1,611,549    $    3,996,435
  Net realized gain (loss) on:
      Investments                                        21,408,182       143,439,200             5,648,450        39,129,419
      Futures
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency
  Change in net unrealized appreciation
    (depreciation) on:
       Investments                                       40,387,542        (4,397,983)          (13,653,246)       47,165,553
       Futures
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency
                                                  -----------------   ----------------      ---------------    ---------------
            Net increase (decrease) in net assets
            resulting from operations                    61,607,151        138,630,831           (6,393,247)        90,291,407
                                                  -----------------   ----------------      ---------------    ---------------
  Distributions to shareholders from:
       Net investment income                                                                     (3,999,062)       (3,250,000)
       Net realized gains                              (111,232,130)      (86,312,238)          (15,869,613)
                                                  -----------------   ----------------      ---------------    ---------------
                                                       (111,232,130)      (86,312,238)          (19,868,675)       (3,250,000)
                                                  -----------------   ----------------      ---------------    ---------------
  Fund share transactions:
       Receipts for shares sold                         299,168,455       271,215,829            66,381,178       209,248,942
       Value of distributions reinvested                110,140,457        85,946,784            19,641,855         3,234,091
       Cost of shares redeemed                         (310,809,399)     (357,672,592)          (80,135,274)     (259,587,965)
                                                  -----------------   ----------------      ---------------    ---------------
            Net increase (decrease) in net assets
            from fund share transactions                 98,499,513          (509,979)            5,887,759      (47,104,932)
                                                  -----------------   ----------------      ---------------    ---------------
                  Total increase (decrease)              48,874,534        51,808,614           (20,374,163)       39,936,475
Net assets
       Beginning of period                              506,830,491       455,021,877           413,609,843       373,673,368
                                                  -----------------   ----------------      ---------------    ---------------
       End of period                                   $555,705,025      $506,830,491          $393,235,680      $413,609,843
                                                  =================   ================      ===============    ===============
       Undistributed (distributions in
             excess of) net investment
             income at end of period               ($      188,573)                         $        22,825    $    2,410,338
                                                  =================   ================      ===============    ===============
Number of fund shares
       Sold..........................                   14,337,178         12,681,087             2,672,420         8,741,834
       Issued for distributions reinvested               5,636,665          4,842,045               802,363           144,310
       Redeemed......................                  (14,912,003)       (16,742,714)           (3,238,452)      (10,951,287)
                                                  -----------------   ----------------      ---------------    ---------------
         Net increase in shares outstanding              5,061,840            780,418               236,331         2,065,143
  Outstanding at:
       Beginning of period...........                   23,064,696         22,284,278            15,613,985        17,679,128
                                                  -----------------   ----------------      ---------------    ---------------
       End of period.................                   28,126,536         23,064,696            15,850,316        15,613,985
                                                  =================   ================      ===============    ===============

+ Unaudited for six-month period ended December 31, 1998.
  See notes to financial statements
                                       26

                                                             International                             Small Cap

                                                      PERIOD+              YEAR                PERIOD+            YEAR
                                                       ENDED               ENDED                ENDED             ENDED
                                                      12/31/98            6/30/98             12/31/98           6/30/98
                                                  -----------------   ----------------      ---------------    ---------------
Increase in net assets
  Operations:
  Net investment income (loss)                       $    1,429,766    $    4,619,323       $       112,626   $       354,199
  Net realized gain (loss) on:
      Investments                                        (6,193,571)       15,916,879           (11,559,450)       15,998,484
      Futures
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency                          (84,889)         (260,093)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments                                       (3,653,635)          368,326            (4,088,808)        6,609,372
       Futures
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency                            5,697            11,111
                                                  -----------------   ----------------      ---------------    ---------------
                 Net increase (decrease)
                 in net assets
                 resulting from operations               (8,496,632)       20,655,546           (15,535,632)       22,962,055
                                                  -----------------   ----------------      ---------------    ---------------
  Distributions to shareholders from:
       Net investment income                             (2,900,000)       (3,800,000)             (150,000)         (630,000)
       Net realized gains                                (8,299,909)      (11,334,089)           (5,076,272)      (13,550,134)
                                                  -----------------   ----------------      ---------------    ---------------
                                                        (11,199,909)      (15,134,089)           (5,226,272)      (14,180,134)
                                                  -----------------   ----------------      ---------------    ---------------
  Fund share transactions:
       Receipts for shares sold                         243,092,069       235,904,014            69,477,792        78,592,510
       Value of distributions reinvested                 11,065,946        15,067,423             5,207,967        14,167,942
       Cost of shares redeemed                         (245,170,624)     (237,729,186)          (65,286,561)      (50,116,715)
                                                  -----------------   ----------------      ---------------    ---------------
            Net increase (decrease) in net assets
            from fund share transactions                  8,987,391        13,242,251             9,399,198        42,643,737
                                                  -----------------   ----------------      ---------------    ---------------
                  Total increase (decrease)             (10,709,150)       18,763,708           (11,362,706)       51,425,658
Net assets
       Beginning of period                              284,056,103       265,292,395           136,303,463        84,877,805
                                                  -----------------   ----------------      ---------------    ---------------
       End of period                                   $273,346,953      $284,056,103          $124,940,757      $136,303,463
                                                  =================   ================      ===============    ===============
       Undistributed (distributions
             in excess of) net
             investment income
             at end of period                        $    1,202,106      $  2,672,340     $         88,560       $    125,934
                                                  =================   ================      ===============    ===============
Number of fund shares
       Sold                                              16,536,184        15,075,789             5,435,805         4,932,192
       Issued for distributions reinvested                  747,699         1,072,399               417,639         1,008,381
       Redeemed                                         (16,554,255)      (15,054,821)           (5,087,933)       (3,133,590)
                                                  -----------------   ----------------      ---------------    ---------------
         Net increase in shares outstanding                 729,628         1,093,367               765,511         2,806,983
  Outstanding at:
       Beginning of period                               17,554,859        16,461,492             8,744,214         5,937,231
                                                  -----------------   ----------------      ---------------    ---------------
       End of period                                     18,284,487        17,554,859             9,509,725         8,744,214
                                                  =================   ================      ===============    ===============

+ Unaudited for six-month period ended December 31, 1998.
  See notes to financial statements
                                                           Asset Allocation

                                                            PERIOD+              YEAR
                                                              ENDED             ENDED
                                                           12/31/98           6/30/98
Increase in net assets
  Operations:
  Net investment income (loss)                       $    2,715,289    $    4,660,600
  Net realized gain (loss) on:
      Investments                                           788,574         3,219,993
      Futures                                            11,957,679         4,179,437
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency
  Change in net unrealized appreciation
    (depreciation) on:
       Investments                                        9,035,257        17,834,579
       Futures                                            1,153,337          (975,261)
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency
                                                  -----------------   ----------------
                 Net increase (decrease)
                 in net assets
                 resulting from operations               25,650,136        28,919,348
                                                  -----------------   ----------------
  Distributions to shareholders from:.
       Net investment income                             (2,715,289)       (4,660,600)
       Net realized gains                               (12,057,120)      (12,219,032)
                                                  -----------------   ----------------
                                                        (14,772,409)      (16,879,632)
                                                  -----------------   ----------------
  Fund share transactions:
       Receipts for shares sold                          34,499,630        32,320,319
       Value of distributions reinvested                 14,682,047        16,807,794
       Cost of shares redeemed                          (20,149,805)      (18,219,019)
                                                  -----------------   ----------------
            Net increase (decrease)
            in net assets from fund
            share transactions                           29,031,872        30,909,094
                                                  -----------------   ----------------
                  Total increase (decrease)              39,909,599        42,948,810
Net assets
       Beginning of period                              171,833,566       128,884,756
                                                  -----------------   ----------------
       End of period                                   $211,743,165      $171,833,566
                                                  =================   ================
       Undistributed (distributions
             in excess of) net investment
             income at end of period
                                                  =================   ================
Number of fund shares
       Sold                                               2,134,801         2,147,829
       Issued for distributions reinvested                  890,507         1,159,620
       Redeemed                                          (1,259,152)       (1,201,202)
                                                  -----------------   ----------------
         Net increase in shares outstanding               1,766,156         2,106,247
  Outstanding at:
       Beginning of period                               10,980,440         8,874,193
                                                  -----------------   ----------------
       End of period                                     12,746,596        10,980,440
                                                  =================   ================
+ Unaudited for six-month period ended December 31, 1998.
See notes to financial statements

                                       27

Statements of Changes in Net Assets
December 31, 1998 (unaudited)
                                                             Fixed Income                      Short-Term Government

                                                       PERIOD+            YEAR                PERIOD+            YEAR
                                                        ENDED             ENDED                ENDED             ENDED
                                                       12/31/98           6/30/98             12/31/98           6/30/98
                                                  -----------------   ----------------      ---------------    ---------------
Increase in net assets
  Operations:
  Net investment income (loss)                     $     4,541,033    $     9,185,129          $  1,566,289      $  3,234,893
  Net realized gain (loss) on:
      Investments                                          553,231          1,799,943               108,529           (88,914)
      Futures                                              702,413            527,799
      Forward contracts                                                        48,557
      Foreign denominated other assets,
            liabilities & currency                          (9,103)           (51,081)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments                                      (1,178,974)         1,515,003              (117,490)            3,372
       Futures                                            (351,817)           212,014
       Forward contracts                                   (48,848)           130,096
       Foreign denominated other assets,
            liabilities & currency                           2,402             (2,410)
                                                  -----------------   ----------------      ---------------    ---------------
                 Net increase (decrease)
                 in net assets resulting
                 from operations                         4,210,337         13,365,050             1,557,328         3,149,351
                                                  -----------------   ----------------      ---------------    ---------------
  Distributions to shareholders from:
       Net investment income                            (4,520,086)        (9,184,514)           (1,566,289)       (3,234,893)
       Net realized gains                               (3,004,179)        (1,541,898)
                                                  -----------------   ----------------      ---------------    ---------------
                                                        (7,524,265)       (10,726,412)           (1,566,289)       (3,234,893)
                                                  -----------------   ----------------      ---------------    ---------------
  Fund share transactions:
       Receipts for shares sold                         25,868,241         24,788,038             6,726,374         6,856,161
       Value of distributions reinvested                 7,473,993         10,675,319             1,564,982         3,231,487
       Cost of shares redeemed                         (17,990,779)       (27,056,203)           (4,194,664)       (4,573,234)
                                                  -----------------   ----------------      ---------------    ---------------
            Net increase (decrease) in net assets
            from fund share transactions                15,351,455         8,407,154             4,096,692         5,514,414
                                                  -----------------   ----------------      ---------------    ---------------
                  Total increase (decrease)             12,037,527        11,045,792             4,087,731         5,428,872
Net assets
       Beginning of period                             151,204,274       140,158,482            60,236,281        54,807,409
                                                  -----------------   ----------------      ---------------    ---------------
       End of period                                  $163,241,801      $151,204,274           $64,324,012       $60,236,281
                                                  =================   ================      ===============    ===============
       Undistributed net investment income
             at end of period                      $       125,759    $     104,812
                                                  =================   ================      ===============    ===============
Number of fund shares
       Sold                                              2,475,337         2,386,283               687,267           699,315
       Issued for distributions reinvested                 723,993         1,028,283               159,850           329,506
       Redeemed                                         (1,729,415)       (2,600,762)             (428,523)         (466,213)
                                                  -----------------   ----------------      ---------------    ---------------
         Net increase in shares outstanding              1,469,915           813,804               418,594           562,608
  Outstanding at:
       Beginning of period                              14,505,934        13,692,130             6,166,612         5,604,004
                                                  -----------------   ----------------      ---------------    ---------------
       End of period                                    15,975,849        14,505,934             6,585,206         6,166,612
                                                  =================   ================      ===============    ===============

+ Unaudited for six-month period ended December 31, 1998.
See notes to financial statements

                                       28

                                                              Money Market

                                                        PERIOD+            YEAR
                                                        ENDED             ENDED
                                                       12/31/98           6/30/98
                                                  -----------------   ----------------
Increase in net assets
  Operations:
  Net investment income (loss)                      $    3,025,470     $    5,234,484
  Net realized gain (loss) on:
      Investments
      Futures
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency
  Change in net unrealized appreciation
    (depreciation) on:
       Investments
       Futures
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency
                                                  -----------------   ----------------
                 Net increase (decrease)
                 in net assets resulting
                 from operations                         3,025,470          5,234,484
                                                  -----------------   ----------------
  Distributions to shareholders from:
       Net investment income                            (3,025,470)        (5,234,484)
       Net realized gains
                                                  -----------------   ----------------
                                                        (3,025,470)        (5,234,484)
                                                  -----------------   ----------------
  Fund share transactions:
       Receipts for shares sold                        531,514,024        431,368,703
       Value of distributions reinvested                 2,867,200          5,149,937
       Cost of shares redeemed                        (510,061,556)      (442,033,262)
                                                  -----------------   ----------------
            Net increase (decrease) in net assets
            from fund share transactions                24,319,668         (5,514,622)
                                                  -----------------   ----------------
                  Total increase (decrease)             24,319,668         (5,514,622)
Net assets
       Beginning of period                             104,167,524        109,682,146
                                                  -----------------   ----------------
       End of period                                  $128,487,192       $104,167,524
                                                  =================   ================
       Undistributed net investment income
             at end of period
                                                  =================   ================
Number of fund shares
       Sold                                            531,514,024        431,368,703
       Issued for distributions reinvested               2,867,200          5,149,937
       Redeemed                                       (510,061,556)      (442,033,262)
                                                  -----------------   ----------------
         Net increase in shares outstanding             24,319,668         (5,514,622)
  Outstanding at:
       Beginning of period                             104,167,524        109,682,146
                                                  -----------------   ----------------
       End of period                                   128,487,192        104,167,524
                                                  =================   ================

+ Unaudited for six-month period ended december 31, 1998.
See notes to financial statements

Financial Highlights
December 31, 1998 (unaudited)
(Selected data for a share
of beneficial interest
outstanding throughout the year)

                              Income (Loss) From Investment Operations                           Less Distributions
                           ---------------------------------------------      ------------------------------------------------------
                                                  Net
                   Net Asset        Net         Realized         Total                     From Net
                    Value,      Investment        and            from          From Net    Realized      In Excess
                   Beginning      Income       Unrealized     Investment      Investment   Gains on    of Realized         Total
                    of Year       (Loss)       Gain (Loss)    Operations        Income    Investments      Gains       Distributions
====================================================================================================================================
GROWTH
Year Ended June 30,
 1993               $10.00        $0.01          $2.42          $2.43          $(0.01)       $ -           $ -            $(0.01)
 1994                12.42         0.01           0.03           0.04             -            -             -                -
 1995                12.46         0.01           4.24           4.25           (0.02)      (0.06)           -             (0.08)
 1996                16.63         0.00           2.44           2.44           (0.01)      (0.54)           -             (0.55)
 1997                18.52         0.00           4.76           4.76             -         (2.86)           -             (2.86)
 1998                20.42         0.00           5.93           5.93             -         (4.38)           -             (4.38)
 Six-months Ended    21.97        (0.01)          2.76           2.75             -         (4.96)           -             (4.96)
 12/31/98 (unaudited)
====================================================================================================================================
VALUE
Year Ended June 30,
 1993                 10.00         0.19           1.44           1.63           (0.11)         -             -            (0.11)
 1994                 11.52         0.19          (0.12)          0.07           (0.16)      (0.10)           -            (0.26)
 1995                 11.33         0.21           2.62           2.83           (0.20)      (0.14)           -            (0.34)
 1996                 13.82         0.20           3.13           3.33           (0.21)      (0.29)           -            (0.50)
 1997                 16.65         0.19           5.10           5.29           (0.20)      (0.58)         (0.02)         (0.80)
 1998                 21.14         0.28           5.29           5.57           (0.22)         -             -            (0.22)
 Six-months Ended     26.49         0.11          (0.48)         (0.37)          (0.26)      (1.05)           -            (1.31)
 12/31/98 (unaudited)
====================================================================================================================================
INTERNATIONAL
Year Ended June 30,
 1993                 10.00         0.15          (0.53)         (0.38)          (0.03)         -             -            (0.03)
 1994                  9.59         0.08           2.47           2.55           (0.07)      (0.05)           -            (0.12)
 1995                 12.02         0.18           0.60           0.78           (0.13)      (0.26)         (0.17)         (0.56)
 1996                 12.24         0.19           1.47           1.66           (0.17)      (0.01)           -            (0.18)
 1997                 13.72         0.33           2.67           3.00           (0.35)      (0.25)           -            (0.60)
 1998                 16.12         0.26           0.76           1.02           (0.24)      (0.72)           -            (0.96)
 Six-months Ended     16.18         0.09          (0.68)         (0.59)          (0.17)      (0.47)           -            (0.64)
 12/31/98 (unaudited)
====================================================================================================================================
SMALL CAP (Commenced investment operations on November 1, 1995)
Period Ended June 30,
 1996+                10.00         0.05            1.22          1.27           (0.02)         -             -            (0.02)
 1997                 11.25         0.06            3.18          3.24           (0.03)      (0.16)           -            (0.19)
 1998                 14.30         0.03            3.17          3.20           (0.08)      (1.83)           -            (1.91)
 Six-months Ended    $15.59        $0.02          $(1.88)       $(1.86)         $(0.02)     $(0.57)         $ -           $(0.59)
 12/31/98 (unaudited)

                                       30

                                                                            Ratios to Average Net Assets
                                                                       ----------------------------------------
                                                                                       Operating
                         Net Asset         Total                                       Expenses          Net
                          Value,         Return at                                      Before       Investment    Portfolio
                          End of         Net Asset     Net Assets,     Operating       Voluntary       Income      Turnover
                           Year           Value(1)     End of Year     Expenses         Waiver          (Loss)        Rate
==========================================================================================================================
GROWTH
Year Ended June 30,
 1993                     $12.42         24.25%       $117,706,665      1.00%             -            0.07%        58.12%
 1994                      12.46          0.34%        171,467,064      0.91%             -            0.13%        51.56%
 1995                      16.63         34.21%        374,592,700      0.87%             -            0.13%        55.32%
 1996                      18.52         14.96%        411,688,146      0.86%             -           (0.16%)       75.24%
 1997                      20.42         28.57%        455,021,877      0.84%             -           (0.13%)       58.31%
 1998                      21.97         33.44%        506,830,491      0.84%             -           (0.08%)       70.35%
 Six-months Ended          19.76         12.50%++      555,705,025      0.84%+++          -           (0.08%)+++    41.58%++
 12/31/98 (unaudited)
==========================================================================================================================
VALUE
Year Ended June 30,
 1993                       11.52         16.37%        121,511,090      0.96%             -            1.79%        17.77%
 1994                       11.33          0.60%        121,088,130      0.93%             -            1.64%        11.95%
 1995                       13.82         25.72%        212,678,363      0.89%             -            1.95%        29.02%
 1996                       16.65         24.49%        267,581,693      0.85%             -            1.23%        17.04%
 1997                       21.14         32.62%        373,673,368      0.85%             -            1.06%         7.23%
 1998                       26.49         26.51%        413,609,843      0.84%             -            1.03%        10.14%
 Six-months Ended           24.81         (1.39%)++     393,235,680      0.84%+++          -            0.84%+++      6.15%++
 12/31/98 (unaudited)
==========================================================================================================================
INTERNATIONAL
Year Ended June 30,
 1993                        9.59         (3.77%)        39,126,841      1.60%             -            1.83%        16.21%
 1994                       12.02         26.66%         94,933,414      1.38%             -            1.37%        27.78%
 1995                       12.24          6.70%        118,216,038      1.32%             -            1.65%        29.47%
 1996                       13.72         13.70%        157,627,409      1.31%             -            1.64%        19.61%
 1997                       16.12         22.50%        265,292,395      1.25%             -            2.66%        13.16%
 1998                       16.18          7.18%        284,056,103      1.22%             -            1.76%        17.08%
 Six-months Ended           14.95         (3.66%)++     273,346,953      1.22%+++          -            1.07%+++      3.33%++
 12/31/98 (unaudited)
==========================================================================================================================
SMALL CAP   (Commenced investment operations on November 1, 1995)
Period Ended June 30,
 1996+                      11.25         12.67%*++      45,692,712      0.88%+++        1.23%+++       0.75%+++     65.70%++
 1997                       14.30         29.00%*        84,877,805      0.88%           0.98%          0.66%       104.45%
 1998                       15.59         23.45%        136,303,463      0.90%             -            0.29%       105.32%
 Six-months Ended          $13.14        (11.95%)++    $124,940,757      0.92%+++          -            0.19%+++     53.49%++
 12/31/98 (unaudited)

      1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
      * Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the advisor.
      + Eight-month period ended June 30, 1996.
     ++ Not annualized
    +++ Annualized
  See notes to financial statements

                                       31

Financial Highlights
December 31, 1998 (unaudited)
(Selected data for a share of beneficial interest outstanding throughout the year)
                               Income (Loss) From Investment Operations                         Less Distributions
                               ----------------------------------------      ------------------------------------------------------

                                                  Net
                  Net Asset        Net         Realized         Total                      From Net
                   Value,      Investment        and            from          From Net     Realized     In Excess
                  Beginning      Income       Unrealized     Investment      Investment    Gains on     of Realized        Total
                   of Year       (Loss)       Gain (Loss)    Operations        Income     Investments      Gains       Distributions
====================================================================================================================================
ASSET ALLOCATION
Year Ended June 30,
 1993               $10.00        $0.34          $0.99          $1.33          $(0.34)      $(0.09)         $ -           $(0.43)
 1994                10.90         0.30          (0.42)         (0.12)          (0.30)       (0.21)           -            (0.51)
 1995                10.27         0.38           1.79           2.17           (0.38)       (0.09)           -            (0.47)
 1996                11.97         0.40           1.72           2.12           (0.40)       (0.81)           -            (1.21)
 1997                12.88         0.44           2.17           2.61           (0.44)       (0.53)           -            (0.97)
 1998                14.52         0.47           2.51           2.98           (0.47)       (1.38)           -            (1.85)
 Six-months Ended    15.65         0.46           1.98           2.44           (0.46)       (1.02)           -            (1.48)
 12/31/98 (unaudited)
====================================================================================================================================
FIXED INCOME
Year Ended June 30,
 1993                10.00         0.51           0.71           1.22           (0.51)       (0.11)           -            (0.62)
 1994                10.60         0.47          (0.50)         (0.03)          (0.47)       (0.14)         (0.16)         (0.77)
 1995                 9.80         0.58           0.50           1.08           (0.58)          -             -            (0.58)
 1996                10.30         0.58          (0.16)          0.42           (0.58)       (0.05)           -            (0.63)
 1997                10.09         0.64           0.19           0.83           (0.64)       (0.04)           -            (0.68)
 1998                10.24         0.64           0.29           0.93           (0.64)       (0.11)           -            (0.75)
 Six-months Ended    10.42         0.62          (0.01)          0.61           (0.62)       (0.19)           -            (0.81)
 12/31/98 (unaudited)
====================================================================================================================================
SHORT-TERM GOVERNMENT SECURITIES
Year Ended June 30,
 1993                10.00         0.39           0.23           0.62           (0.39)       (0.15)           -            (0.54)
 1994                10.08         0.37          (0.29)          0.08           (0.37)          -           (0.02)         (0.39)
 1995                 9.77         0.51           0.03           0.54           (0.51)          -             -            (0.51)
 1996                 9.80         0.53          (0.04)          0.49           (0.53)          -             -            (0.53)
 1997                 9.76         0.53           0.02           0.55           (0.53)          -             -            (0.53)
 1998                 9.78         0.56          (0.01)          0.55           (0.56)          -             -            (0.56)
 Six-months Ended     9.77         0.52             -            0.52           (0.52)          -             -            (0.52)
 12/31/98 (unaudited)

====================================================================================================================================
MONEY MARKET
Year Ended June 30,
 1993                 1.00         0.03             -            0.03           (0.03)          -             -            (0.03)
 1994                 1.00         0.03             -            0.03           (0.03)          -             -            (0.03)
 1995                 1.00         0.05             -            0.05           (0.05)          -             -            (0.05)
 1996                 1.00         0.05             -            0.05           (0.05)          -             -            (0.05)
 1997                 1.00         0.05             -            0.05           (0.05)          -             -            (0.05)
 1998                 1.00         0.05             -            0.05           (0.05)          -             -            (0.05)
 Six-months Ended    $1.00        $0.05           $ -           $0.05          $(0.05)        $ -           $ -           $(0.05)
 12/31/98 (unaudited)

                                       32

                                                                              Ratios to Average Net Assets
                                                                      ------------------------------------------
                                                                                     Operating
                        Net Asset         Total                                       Expenses          Net
                        Value,         Return at                                      Before       Investment    Portfolio
                         End of         Net Asset     Net Assets,     Operating       Voluntary       Income      Turnover
                          Year           Value(1)     End of Year     Expenses         Waiver         (Loss)        Rate
==========================================================================================================================
ASSET ALLOCATION
Year Ended June 30,
 1993                     $10.90         13.57%        $48,420,381      1.27%             -            3.25%        34.10%
 1994                      10.27         (1.28%)        58,961,139      1.25%             -            2.76%        24.71%
 1995                      11.97         21.70%         77,745,018      1.11%             -            3.52%        18.27%
 1996                      12.88         18.23%         96,889,348      1.04%             -            3.21%        38.25%
 1997                      14.52         21.01%        128,884,756      0.99%             -            3.29%        27.73%
 1998                      15.65         21.84%        171,833,566      0.92%             -            3.19%        27.90%
 Six-months Ended          16.61         14.20%++      211,743,165      0.89%+++          -            2.95%+++      4.46%++
 12/31/98 (unaudited)
==========================================================================================================================
FIXED INCOME
Year Ended June 30,
 1993                      10.60          12.59%        35,889,454      1.05%             -            4.91%       316.06%
 1994                       9.80          (0.46%)       45,872,668      0.97%             -            4.53%       254.92%
 1995                      10.30          11.48%        57,911,899      0.95%             -            5.94%       330.55%
 1996                      10.09           4.12%       111,184,492      0.93%             -            5.65%       313.51%
 1997                      10.24           8.39%       140,158,482      0.74%             -            6.32%       105.98%
 1998                      10.42           9.32%       151,204,274      0.67%             -            6.16%       143.66%
 Six-months Ended          10.22           2.81%++     163,241,801      0.67%+++          -            5.71%+++     75.51%++
 12/31/98 (unaudited)
=========================================================================================================================
SHORT-TERM
GOVERNMENT SECURITIES
Year Ended June 30,
 1993                      10.08           6.32%        27,027,485      0.78%             -            3.87%       268.36%
 1994                       9.77           0.86%        30,271,535      0.74%             -            3.75%       134.34%
 1995                       9.80           5.71%        32,121,171      0.71%             -            5.27%       256.44%
 1996                       9.76           5.10%        51,755,317      0.66%             -            5.37%        79.04%
 1997                       9.78           5.81%        54,807,409      0.63%             -            5.49%       183.73%
 1998                       9.77           5.72%        60,236,281      0.60%             -            5.67%       263.47%
 Six-months Ended           9.77           2.55%++      64,324,012      0.58%+++          -            4.99%+++     42.38%++
 12/31/98 (unaudited)

==========================================================================================================================
MONEY MARKET
Year Ended June 30,
 1993                       1.00           2.71%*       18,146,496      0.80%           0.87%          2.67%         N/A
 1994                       1.00           2.91%*       45,605,598      0.53%           0.68%          2.97%         N/A
 1995                       1.00           5.27%*       79,585,753      0.39%           0.54%          5.24%         N/A
 1996                       1.00           5.32%*       90,482,435      0.49%           0.54%          5.25%         N/A
 1997                       1.00           5.14%       109,682,146      0.48%             -            5.03%         N/A
 1998                       1.00           5.40%       104,167,524      0.48%             -            5.28%         N/A
 Six-months Ended          $1.00           2.56%++    $128,487,192      0.46%+++          -            5.00%+++      N/A
 12/31/98 (unaudited)

     1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
     * Total return for the Money Market Fund would have been lower if a portion of the fees had not been waived/reimbursed by the advisor.
    ++ Not annualized
   +++ Annualized
See notes to financial statements

Schedules of Investments
                           December 31, 1998 (Unaudited)

Preferred Growth Fund
--------------------------------------------------------
Common Stock-99.47%                Shares          Value
--------------------------------------------------------
Aerospace - 1.18%
  Raytheon Co Class A              59,700     $3,085,744
  Raytheon Co Class B              65,500      3,487,875
                                              ----------
                                               6,573,619
                                              ----------

Banks - 5.68%
  Chase Manhattan Corp            243,292     16,559,062
  Citigroup Inc                   302,600     14,978,700
                                              ----------
                                              31,537,762
                                              ----------

Computer Software - 7.98%
  Compuware Corp *                 75,100      5,867,188
  Microsoft Corp *                128,500     17,821,344
  Oracle Corp *                   336,800     14,524,500
  Platinum Technology Inc *       319,800      6,116,175
                                              ----------
                                              44,329,207
                                              ----------

Discount & Fashion Retailing - 8.96%
  Dollar General Corp             177,300      4,188,713
  Gap Inc                         193,800     10,901,250
  Home Depot Inc                  282,498     17,285,346
  Kohls Corp *                    193,100     11,863,581
  Wal Mart Stores Inc              67,900      5,529,606
                                              ----------
                                              49,768,496
                                              ----------

Electrical & Electronics - 9.75%
  General Electric Co             165,500     16,891,344
  Intel Corp                      104,900     12,437,206
  KLA Tencor Corp *               122,000      5,291,750
  Symbol Technologies Inc         139,025      8,888,911
  Texas Instruments Inc           125,000     10,695,313
                                              ----------
                                              54,204,524
                                              ----------

Finance-Other - 8.41%
  Associates First Capital
  Corp Class A                    258,200     10,941,225
  MBNA Corp                       416,162     10,378,040
  Morgan Stanley Dean Witter & Co 175,920     12,490,320
  Schwab (Charles) Corp           124,450      6,992,534
  Washington Mutual Inc           155,700      5,945,794
                                              ----------
                                              46,747,913
                                              ----------

  Food - 2.01%
  McDonalds Corp                  145,500     11,148,938
                                              ----------


---------------------------------------------------------
Common Stock                       Shares           Value
---------------------------------------------------------

Health Care - 13.87%
  American Home Products Corp     204,400    $ 11,510,275
  Eli Lilly & Co                   80,000       7,110,000
  Merck & Co Inc                   76,100      11,239,019
  Pfizer Inc                       83,800      10,511,663
  Pharmacia & UpJohn Inc          101,400       5,741,775
  Rite Aid Corp                   121,100       6,002,019
  Schering Plough Corp            258,200      14,265,550
  Warner Lambert Co               142,500      10,714,219
                                               ----------
                                               77,094,520
                                               ----------

Insurance - 5.03%
  Ace Ltd                         220,300       7,586,581
  American International
  Group Inc                       103,400       9,991,025
  Provident Cos Inc               106,500       4,419,750
  Unum Corp                       101,700       5,936,738
                                               ----------
                                               27,934,094
                                               ----------

Leisure Time Industries - .98%
  Promus Hotel Corp *             168,300       5,448,713
                                               ----------

Manufacturing - 1.13%
  Applied Materials Inc *         147,400       6,292,138
                                               ----------


Office Equipment & Computers - 17.24%
  3Com Corp *                     120,500       5,399,906
  Ascend Communications Inc *      84,600       5,562,450
  Cadence Design Systems Inc *    224,900       6,690,775
  Cisco Systems Inc *             175,075      16,249,148
  Compaq Computer Corp            202,100       8,475,569
  Dell Computer Corp *            122,100       8,936,194
  HBO & Co                        280,100       8,035,369
  Hewlett Packard Co              134,900       9,215,356
  International Business Machines  53,300       9,847,175
  Staples Inc *                   197,100       8,610,806
  Xerox Corp                       74,400       8,779,200
                                               ----------
                                               95,801,948
                                               ----------

Publishing & Broadcasting - 6.57%
CBS Corp *                        365,900      11,983,225
Clear Channel Communications *    182,700       9,957,150
  Infinity Broadcasting
Corp Class A *                    223,300       6,112,838
  Omnicom Group                   145,900       8,462,200
                                               ----------
                                               36,515,413
                                               ----------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                  Schedules of Investments
----------------------------------------------------------
Common Stock                        Shares           Value
----------------------------------------------------------

Telecommunications - 10.68%
  Airtouch Communications Inc *    145,500   $  10,494,188
  MCI Worldcom Inc *               374,900      26,899,075
  Nokia Corp ADR                    67,600       8,141,574
  Qwest Communications
  International Inc *              162,300       8,114,998
  Tellabs Inc *                     83,100       5,697,542
                                                ----------
                                                59,347,377
                                                ----------

Total Common Stock
  (Cost $372,975,619)                          552,744,662
                                               ===========

----------------------------------------------------------
Short Term Investments - .75%          Par           Value
----------------------------------------------------------

Commercial Paper - .75%
  Chevron USA Inc
   4.80%  January 4, 1999      $ 4,204,000       4,204,000
                                                ----------


Total Short Term Investments
  (Cost $4,204,000)                              4,204,000
                                                ==========


Total Investments - 100.22%
  (Cost $377,179,619)                          556,948,662
                                             =============


Other Assets and Liabilities - (.22%)          (1,243,637)
                                             =============


Total Net Assets - 100%                       $555,705,025
                                             =============



Preferred Value Fund
----------------------------------------------------------
Common Stock-96.26%                Shares            Value
----------------------------------------------------------
Aerospace - 4.24%
  Boeing Co                       225,000     $  7,340,625
  Lockheed Martin Corp            110,000        9,322,500
                                             -------------
                                                16,663,125
                                             -------------

Banks - 11.30%
  Citigroup Inc                   575,000       28,462,500
  Wells Fargo & Co                400,000       15,975,000
                                             -------------
                                                44,437,500
                                             -------------


----------------------------------------------------------
Common Stock                       Shares            Value
----------------------------------------------------------

Chemicals - 3.55%
  Du Pont E I de Nemours & Co     140,000     $  7,428,750
  Freeport McMoran Copper &
  Gold Class B *                  261,000        2,724,188
  Hercules Inc                    139,000        3,805,125
                                             -------------
                                                13,958,063
                                             -------------

Consumer Products - 6.69%
  Anheuser Busch Cos Inc          110,000        7,218,750
  Avon Products Inc               280,000       12,390,000
  Philip Morris Cos Inc           125,000        6,687,500
                                             -------------
                                                26,296,250
                                             -------------

Discount & Fashion Retailing - 2.15%
  May Department Stores Co        140,000        8,452,500
                                             -------------


Electrical & Electronics - 7.59%
  General Electric Co             130,000       13,268,125
  Intel Corp                      140,000       16,598,750
                                             -------------
                                                29,866,875
                                             -------------

Finance-Other - 15.87%
  Conseco Inc                     200,000        6,112,500
  Countrywide Credit
  Industries Inc                  260,000       13,048,750
  Federal Home Loan Mortgage Corp 350,000       22,553,125
  Morgan Stanley Dean Witter & Co 150,000       10,650,000
  Transamerica Corp                87,000       10,048,500
                                             -------------
                                                62,412,875
                                             -------------

Food - 4.40%
  Diageo PLC ADR                  194,400        8,991,000
  Dole Food Inc                   200,000        6,000,000
  McDonalds Corp                   30,000        2,298,750
                                             -------------
                                                17,289,750
                                             -------------

Health Care - 5.99%
  Becton Dickinson & Co           240,000       10,245,000
  Monsanto Co                     280,000       13,300,000
                                             -------------
                                                23,545,000
                                             -------------

Insurance - 15.11%
  Ace Ltd                         390,000       13,430,625
  Aflac Inc                       340,000       14,960,000
  American International
  Group Inc                       135,000       13,044,375
  Exel Limited Class A            240,000       18,000,000
                                             -------------
                                                59,435,000
                                             -------------

See notes to financial statements and notes to schedules of investments

Schedules of Investments       December 31, 1998 (unaudited)

----------------------------------------------------------
Common Stock                       Shares            Value
----------------------------------------------------------
Leisure Time Industries - 3.17%
  Carnival Corp                   260,000    $  12,480,000
                                             -------------

Manufacturing - 4.55%
  Caterpillar Inc                 150,000        6,900,000
  Dover Corp                      135,000        4,944,375
  Minnesota Mining &
  Manufacturing Co                 85,000        6,045,625
                                             -------------
                                                17,890,000
                                             -------------

Publishing & Broadcasting - 1.59%
  News Corp Ltd ADR               125,000        3,085,938
  Reed International PLC ADR      100,000        3,150,000
                                             -------------
                                                 6,235,938
                                             -------------

Service Industries - 2.00%
  Arrow Electronics Inc *         295,000        7,872,813
                                             -------------


Telecommunications - 4.23%
  Sprint Corp                     261,000       14,637,750
  Sprint Corp PCS Series 1 *      174,000        2,011,875
                                             -------------
                                                16,649,625
                                             -------------

Transportation - 3.83%
  AMR Corp *                      190,000       11,281,248
  Canadian Pacific Ltd            200,000        3,775,000
                                             -------------
                                                15,056,248
                                             -------------

Total Common Stock
  (Cost $177,261,848)                          378,541,562
                                              ============



----------------------------------------------------------
Short Term Investments - 3.71% Par/Shares            Value
----------------------------------------------------------

Commercial Paper - 2.29%
  CIT Group Holdings Inc
    5.76%  January 4, 1999 @   $4,000,000        3,998,080
    5.99%  January 7, 1999 @    5,000,000        4,995,009
                                             -------------
                                                 8,993,089
                                             -------------

Short Term Investment Fund - 1.42%
  State Street Global Advisors
    Money Market Fund           5,597,919        5,597,919
                                             -------------


----------------------------------------------------------
Short Term Investments         Par/Shares            Value
----------------------------------------------------------

Total Short Term Investments
  (Cost $14,591,008)                         $  14,591,008
                                              ============


Total Investments - 99.97%
  (Cost $191,852,856)                          393,132,570
                                              ============


Other Assets and Liabilities - .03%                103,110
                                              ============


Total Net Assets - 100%                       $393,235,680
                                              ============

Preferred International Fund
----------------------------------------------------------
Common Stock & Equivalents-92.13%  Shares            Value
----------------------------------------------------------
ARGENTINA - 2.40%

Communication Services - 1.09%
  Telecom Argentina Stet
  France Class B ADR              108,000    $   2,970,000

International Oil - 1.31%
  YPF Sociedad Anomina
  Class D ADR                     128,300        3,584,381
                                             -------------

  Total Argentina                                6,554,381
                                              ============


----------------------------------------------------------
AUSTRALIA - 7.55%

Banks - 2.20%
  National Australia Bank         399,000        6,014,707

Conglomerates - 1.22%
  CSR Limited                   1,365,000        3,337,429

Construction Materials - 1.36%
  Pioneer International Ltd     1,759,000        3,718,702

Telephone - 1.32%
  Cable & Wireless Optus *      1,715,200        3,605,084

Trucking & Freight - 1.45%
  Mayne Nickless Ltd            1,072,000        3,974,263
                                              ------------

  Total Australia                               20,650,185
                                              ============

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds     Schedules of Investments

----------------------------------------------------------
Common Stock & Equivalents       Shares              Value
----------------------------------------------------------

CANADA - 3.59%

Aluminum - 1.65%
  Alcan Aluminum Ltd               166,000    $  4,507,033

Banks - 1.94%
  Bank Nova Scotia Halifax         240,000       5,299,313
                                             -------------
  Total  Canada                                  9,806,346
                                             =============


----------------------------------------------------------
FRANCE - 9.72%

Apparel & Textiles - 2.04%
  Christian Dior                    50,300       5,559,900

Automobiles - 2.31%
  Peugeot SA                        40,800       6,312,288

Gas Exploration - 2.04%
  Elf Aquitaine                     48,300       5,580,719

Homebuilders - 3.33%
  Bouygues                          44,200       9,107,208
                                             -------------

  Total France                                  26,560,115
                                             =============


----------------------------------------------------------
ITALY - 7.80%

Apparel & Textiles - 2.39%
  Benetton Group SPA             3,250,000       6,545,405
                                             -------------

Banks - 5.41%
  Banca Pop Bergam CV              275,000       6,669,388
  Banca Popolare di Brescia        332,700       8,108,990
                                             -------------
                                                14,778,378
                                             -------------

  Total Italy                                   21,323,783
                                             =============


----------------------------------------------------------
JAPAN - 5.66%

Electrical Equipment - 1.22%
  Hitachi                          540,000       3,343,653
                                             -------------

Household Appliances - 4.44%
  Matsushita Electric
  Industries                       369,000       6,524,821
  Sony Corp                         77,000       5,605,573
                                             -------------
                                                12,130,394
                                             -------------

  Total Japan                                   15,474,047
                                             =============


----------------------------------------------------------
Common Stock & Equivalents          Shares           Value
----------------------------------------------------------

NETHERLANDS - 9.22%

Air Travel - 2.14%
  KLM Royal Dutch Air Lines        193,300    $  5,844,169

Chemicals - 2.33%
  Akzo Nobel NV                    140,000       6,371,427

Financial Services - 2.85%
  ING Groep NV                     128,000       7,801,139

Industrial Machinery - .88%
  Stork NV                         105,000       2,397,669

Petroleum - 1.02%
  Pakhoed NV Kon                   110,000       2,775,323
                                              ------------

  Total Netherlands                             25,189,727
                                             =============


----------------------------------------------------------
NEW ZEALAND - 2.57%

Food & Beverages - .93%
  Lion Nathan Ltd                  996,000       2,531,404

Forest Products - .72%
  Carter Holt Harvey             2,200,000       1,968,007

Household Appliances - .92%
  Fisher & Paykel                  700,000       2,523,153
                                             -------------

  Total New Zealand                              7,022,564
                                             =============


----------------------------------------------------------
NORWAY - .65%

Petroleum Services - .65%
  Saga Petroleum Series A          195,200       1,785,405
                                              ------------

  Total Norway                                   1,785,405
                                             =============


----------------------------------------------------------
SOUTH KOREA - 2.09%

Electric Utilities - 1.63%
  Korea Electric Power             179,400       4,443,990

Steel - .46%
  Pohang Iron & Steel               20,280       1,261,305
                                              ------------

  Total South Korea                              5,705,295
                                             =============


See notes to financial statements and notes to schedules of investments

Preferred International Schedules of Investments
                            December 31, 1998 (unaudited)

Preferred International Fund (continued)
---------------------------------------------------------
Common Stock & Equivalents         Shares           Value
---------------------------------------------------------
SPAIN - 7.36%

Banks - 4.27%
  Banco Bilbao Vizcaya            480,000    $  7,514,776
  Banco de Andalucia               92,000       4,168,871
                                             ------------
                                               11,683,647
                                             ------------
Electric Utilities - 3.09%
  Iberdrola SA                    452,000       8,443,991
                                             ------------

  Total Spain                                  20,127,638
                                            =============

---------------------------------------------------------
SWEDEN - 7.32%

Drugs & Health Care - 2.90%
  Pharmacia & UpJohn                142,100     7,940,306

Household Appliances - 2.58%
  Electrolux AB Series B            410,000     7,039,558

Industrial Machinery - .83%
  SKF AB Series B                   195,000     2,268,056

Mining - 1.01%
  Svedala Industrial                190,000     2,759,453
                                              -----------

  Total Sweden                                 20,007,373
                                              ===========

---------------------------------------------------------
SWITZERLAND - 10.65%

Banks - 2.30%
  UBS AG *                            20,461    6,285,610

Drugs & Health Care - 2.51%
  Novartis AG                          3,500    6,879,231

Industrial Machinery - 1.64%
  Sulzer AG                            7,360    4,479,115

Retail Trade - 2.08%
  Valora Holding AG                   21,000    5,679,188

Toys & Amusements - 2.12%
  Swatch Group                         9,375    5,800,939
                                             ------------

  Total Switzerland                            29,124,083
                                            =============

----------------------------------------------------------
Common Stock & Equivalents        Shares             Value
----------------------------------------------------------

UNITED KINGDOM - 15.55%

Banks - 2.73%
  National Westminster              385,000    $ 7,451,819

Food & Beverages - 2.23%
  Allied Domecq PLC                 660,000      6,102,176

Leisure Time - 1.12%
  Rank Group                        800,000      3,057,784

Non-Ferrous Metals - 2.04%
  Rio Tinto                         480,000      5,582,323

Retail Grocery - 2.24%
  Tesco                           2,100,000      6,105,665

Steel - 1.04%
  British Steel                   1,877,000      2,845,593

Telephone - 4.15%
  British Telecom                   750,000     11,351,553
                                             -------------

  Total United Kingdom                          42,496,913
                                             =============


Total Common Stock & Equivalents
  (Cost $193,607,628)                          251,827,855
                                             =============


----------------------------------------------------------
Short Term Investments - 8.00%              Par      Value
----------------------------------------------------------

Repurchase Agreements - 8.00%
  State Street Repo 4.25% January 4, 1999
  (Cost - $21,859,000)(Dated December 31, 1998,
  due January 4, 1999, collateralized
  by $15,495,000 U.S. Treasury Bond 8.875%,
  August 15, 2017,
  Market Value $22,300,698,
  Repurchase Proceeds $21,869,322)  $21,859,000 21,859,000
                                                ----------


Total Short Term Investments
  (Cost $21,859,000)                            21,859,000
                                             =============


Total Investments - 100.13%
  (Cost $215,466,628)                          273,686,855
                                             =============


Other Assets & Liabilities - (.13%)               (339,902)
                                             =============


Total Net Assets - 100%                       $273,346,953
                                             =============

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                Schedules of Investments

Preferred Small Cap Fund

Common Stock-97.72%                   Shares      Value
--------------------------------------------------------
Aerospace - 3.32%
  Amtran Inc *                        25,000 $   678,125
  BE Aerospace Inc *                  24,400     512,400
  Ducommun Inc Del *                  31,850     439,928
  Kellstrom Industries Inc *          44,100   1,267,875
  Primex Technologies Inc             29,500   1,253,750
                                             -----------
                                               4,152,078
                                             -----------

Automotive - 5.06%
  Arvin Industries Inc                57,000   2,376,188
  Avis Rent A Car Inc                 62,200   1,504,463
  McGrath Rentcorp                    27,300     600,600
  Midas Inc                           18,000     560,250
  Standard Motor Products Inc         35,000     848,750
  Tower Automotive Inc *              17,500     436,406
                                             -----------
                                               6,326,657
                                             -----------

Banks - .62%
  BSB Bancorp Inc                     11,350     373,131
  Sky Financial Group Inc             15,330     405,287
                                             -----------
                                                 778,418
                                             -----------

Chemicals - 1.01%
  Schulman A Inc                      19,500     442,406
  Spartech Corp                       37,100     816,200
                                             -----------
                                               1,258,606
                                             -----------

Computer Software - 1.08%
  Hyperion Solutions Corp *           25,000     450,000
  Mapics Inc *                         6,600     108,900
  Project Software &
  Development Inc *                   12,900     432,150
  Structural Dynamics Research Corp * 17,900     355,763
                                             -----------
                                               1,346,813
                                             -----------

Consumer Products - 6.07%
  Blair Corp                          40,100     889,719
  Department 56 Inc *                 34,500   1,295,906
  Ethan Allan Interiors Inc           20,900     856,900
  Fossil Inc *                        34,300     986,125
  Media Arts Group Inc *              35,300     496,406
  Musicland Stores Inc *              79,300   1,184,544
  Oshkosh B'Gosh Inc                  44,600     900,363
  Wesley Jessen Visioncare Inc *      35,000     971,250
                                             -----------
                                               7,581,213
                                             -----------

-------------------------------------------------------
Common Stock                         Shares       Value
-------------------------------------------------------

Discount & Fashion Retailing - 6.50%
  Ames Department Stores Inc *       79,100 $ 2,135,700
  Cato Corp                          64,500     634,922
  Columbia Sportswear Co *           55,000     928,125
  Oxford Industries Inc              36,900   1,042,425
  Ross Stores Inc                    22,300     878,063
  Shopko Stores Inc *                27,600     917,700
  United Stationers Inc *            30,000     780,000
  Zale Corp *                        24,900     803,025
                                             ----------
                                              8,119,960
                                             ----------

Electrical & Electronics - 5.21%
  CHS Electronics Inc *             111,750   1,892,766
  General Cable Corp                 51,350   1,052,675
  Hutchison Technology Inc *         21,700     773,063
  NeoMagic Corp *                    70,700   1,564,238
  Plexus Corp *                      22,000     745,250
  Triumph Group Inc *                14,900     476,800
                                             ----------
                                              6,504,792
                                             ----------

Finance-Other - 16.90%
  Alfa Corp                          44,200   1,071,850
  AmeriCredit Corp *                 74,900   1,034,556
  Andover Bancorp Inc                 8,500     294,313
  Arthur J Gallagher & Co            24,000   1,059,000
  Capital Reinsurance Corp           50,000   1,003,125
  Commerce Group Inc                  8,700     308,306
  Doral Financial Corp               55,300   1,223,513
  Downey Financial Corp              27,300     694,444
  Eaton Vance Corp                   34,900     728,538
  FBL Financial Group Inc            26,500     642,625
  Fidelity National Financial Inc    60,610   1,848,605
  First American Financial Corp      57,700   1,853,613
  Flagstar Bancorp Inc               25,900     676,638
  Hilb Rogal & Hamilton Co           40,400     802,950
  Investment Technology Group Inc*   27,900   1,731,544
  Jefferies Group Inc                45,300   2,248,013
  Landamerica Financial Group Inc    18,700   1,043,694
  Resource Bancshare Mortgage
  Group Inc                          34,300     568,094
  Stewart Information Services Corp  39,300   2,279,400
                                             ----------
                                             21,112,821
                                             ----------

Food - 1.11%
  Michael Foods Inc                  18,400     552,000
  Pilgrims Pride Inc                 42,000     837,375
                                             ----------
                                              1,389,375
                                             ----------


See notes to financial statements and notes to schedules of investments

Schedules of Investments
                          December 31, 1998 (unaudited)
Preferred Small Cap (continued)

Common Stock                        Shares      Value
-------------------------------------------------------
Health Care - 4.18%
  American Medical
  Security Group, Inc               47,700  $   682,706
  Barr Labs Inc *                   20,800      998,400
  Bio Rad Laboratories Inc          44,000      924,000
  Curative Health Services Inc *     9,500      318,250
  Datascope Corp *                  22,400      515,200
  Hooper Holmes Inc                 61,500    1,783,500
                                             ----------
                                              5,222,056
                                             ----------

Housing & Real Estate - 10.85%
  Centex Construction Products Inc  43,600    1,771,250
  Centex Corp                       42,400    1,910,650
  Champion Enterprises Inc *        31,000      848,625
  D.R. Horton Inc                   93,300    2,145,900
  Kaufman & Broad Home Corp         31,800      914,250
  Lennar Corp                       60,323    1,523,156
  M.D.C. Holdings Inc               15,300      327,038
  NVR Inc *                         35,300    1,683,369
  Schottenstein Homes Inc           23,300      512,600
  Standard Pacific Corp             60,500      854,563
  Toll Brothers Inc *               47,000    1,060,438
                                             ----------
                                             13,551,839
                                             ----------

Insurance - 2.67%
  Enhance Financial
  Services Group Inc                26,900      807,000
  Presidential Life Corp            56,400    1,120,950
  RLI Corp                          42,350    1,408,138
                                              ---------
                                              3,336,088
                                              ---------

Leisure Time Industries - 1.85%
  Monaco Coach Corp *               37,500      993,750
  Thor Industries Inc               19,200      489,600
  Winnebago Industries Inc          55,100      833,388
                                              ---------
                                              2,316,738
                                              ---------


Manufacturing - 12.17%
  Briggs & Stratton Corp            10,000      498,750
  C&D Technologies Inc              19,700      541,750
  Commercial Intertech Corp         41,600      538,200
  Furniture Brands
  International Inc *               76,000    2,071,000
  Gardner Denver Machinery Inc *     7,600      112,100
  Gulf Island Fabrication Inc *     46,000      356,500
  JLG Industries Inc                58,000      906,250
  Lone Star Industries Inc          38,600    1,420,963
  Manitowoc Inc                     15,900      705,563
  Modine Manufacturing Co           23,400      848,250
  Mohawk Industries Inc *           39,100    1,644,644
  Myers Industries Inc              62,900    1,804,444
  Nacco Industries Inc              16,300    1,499,600

-------------------------------------------------------
Common Stock                       Shares         Value
-------------------------------------------------------

Manufacturing (continued)
  Plantronics Inc *                 15,200  $ 1,307,200
  Tredegar Industries Inc           42,300      951,750
                                             ----------
                                             15,206,964
                                             ----------

Metals & Mining - 3.31%
  Barnes Group Inc                  40,400    1,176,650
  Chase Industry Inc *              37,050      386,709
  Cleveland Cliffs Inc              12,000      483,750
  Reliance Steel & Aluminum Co      32,300      892,288
  Southern Peru Copper Corp         72,500      684,219
  Terex Corp                        18,000      514,125
                                             ----------
                                              4,137,741
                                             ----------

Office Equipment & Computers - 1.97%
  Avant Corp *                      48,000      768,000
  Knoll Inc *                       26,300      779,138
  Microchip Technology Inc *        24,500      906,500
                                              ---------
                                              2,453,638
                                              ---------

Publishing & Broadcasting - 2.52%
  Hollinger International Inc      158,000    2,202,125
  Merrill Corp                      49,000      946,313
                                              ---------
                                              3,148,438
                                              ---------

Service Industries - 4.88%
  Advo Inc *                        65,400    1,724,925
  Cal Dive International Inc *      35,900      744,925
  Computer Horizons Corp *          40,000    1,065,000
  Pomeroy Computer Resources Inc *  27,000      607,500
  Schawk Inc                        36,300      503,663
  URS Corp *                        62,300    1,456,263
                                              ---------
                                              6,102,276
                                              ---------

Telecommunications - .95%
  Superior Telecom Inc              25,150    1,188,338
                                              ---------


Transportation - 3.61%
  Alaska Air Group Inc *            33,300    1,473,525
  Comair Holdings Inc               22,875      772,030
  Continental Airlines Inc *        15,400      515,900
  Landstar System Inc *             10,000      407,500
  USFreightways Corp                22,300      649,480
  Varlen Corp                       30,000      691,870
                                              ---------
                                              4,510,305
                                              ---------

Utilities & Power - 1.88%
  Empire District Electric Co       46,900    1,160,775
  United Illuminating Co            23,000    1,184,500
                                              ---------
                                              2,345,275
                                              ---------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                             Schedules of Investments

------------------------------------------------------
Common Stock                       Shares        Value
------------------------------------------------------

Total Common Stock
  (Cost $100,500,364)                     $122,090,429
                                          ============


------------------------------------------------------
Short Term Investments - 1.89%    Shares         Value
------------------------------------------------------

Short Term Investment Fund - 1.89%
  State Street Global Advisors
    Money Market Fund           2,361,937    2,361,937
                                             ---------


Total Short Term Investments
  (Cost $2,361,937)                          2,361,937
                                         =============


Total Investments - 99.61%
  (Cost $102,862,301)                      124,452,366
                                         =============


Other Assets and Liabilities - .39%            488,391
                                         =============


Total Net Assets - 100%                   $124,940,757
                                         =============

Preferred Asset Allocation Fund

Common Stock-43.90%                Shares       Value
-----------------------------------------------------
Aerospace - .47%
  Boeing Co                        9,462    $ 308,698
  General Dynamics Corp            1,400       82,075
  Lockheed Martin Corp             1,919      162,635
  Northrop Grumman Corp              400       29,250
  Raytheon Co                      3,000      159,750
  United Technologies Corp         2,380      258,825
                                            ---------
                                            1,001,233
                                            ---------

Automotive - .66%
  Cooper Tire & Rubber Co            500       10,219
  Cummins Engine Inc                 200        7,100
  Dana Corp                        1,518       62,048
  Eaton Corp                         870       61,498
  Ford Motor Co                   11,100      651,431
  General Motors Corp              6,450      461,578
  Goodyear Tire and Rubber         1,620       81,709
  Navistar International Corp Inc *  410       11,685
  Paccar Inc                         940       38,658
                                            ---------
                                            1,385,926
                                            ---------


-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------

Banks - 2.97%
  BB&T Corp                        1,700  $    68,531
  Banc One Corp                   10,588      540,650
  BankAmerica Corp                16,342      982,563
  BankBoston Corp                  2,800      109,025
  Bank New York Inc                7,300      293,825
  Bankers Trust New York Corp        940       80,311
  Chase Manhattan Corp             8,142      554,165
  Comerica Inc                     1,550      105,691
  Fifth Third Bancorp              2,300      164,019
  Firstar Corp Wisconsin           1,100      102,501
  First Union Corp                 8,948      544,150
  Fleet Financial Group Inc        5,088      227,370
  JP Morgan & Co Inc               1,720      180,708
  Keycorp                          4,500      144,000
  MBNA Corp                        4,602      114,762
  Mellon Bank Corp                 2,600      178,750
  Mercantile Bancorporation Inc      900       41,513
  National City Corp               2,700      195,750
  PNC Bank Corp                    2,730      147,761
  Regions Financial Corp           1,300       52,406
  Republic New York Corp           1,300       59,231
  State Street Corporation         1,600      111,300
  Summit Bancorp                   1,100       48,056
  Suntrust Banks Inc               2,200      168,300
  U.S. Bancorp                     5,984      212,432
  Union Planters Corp              1,500       67,964
  Wachovia Corp                    1,930      168,754
  Wells Fargo & Co                15,790      630,613
                                            ---------
                                            6,295,101
                                            ---------

Chemicals - .75%
  Air Products & Chemicals Inc     2,260       90,400
  BF Goodrich Co                     400       14,350
  Dow Chemical Co                  2,180      198,244
  Du Pont E I de Nemours & Co     10,440      553,973
  Eastman Chemical Co                875       39,156
  Engelhard Corp                   1,767       34,457
  Freeport McMoRan
  Copper & Gold Class B            2,100       21,919
  Great Lakes Chemical Corp          670       26,800
  Hercules Inc                     1,020       27,923
  International Flavors
  & Fragrances                     1,140       50,374
  Monsanto Co                      5,800      275,500
  Morton International Inc         1,510       36,995
  Nalco Chemical Co                  940       29,140
  Praxair Inc                      1,730       60,983
  Rohm & Haas Co                   2,060       62,058
  Union Carbide Corp               1,320       56,100
  WR Grace & Co *                    790       12,393
                                            ---------
                                            1,590,765
                                            ---------


See notes to financial statements and notes to schedules of investments

Schedules of Investments
                        December 31, 1998 (unaudited)
Preferred Asset Allocation Fund (continued)
-----------------------------------------------------
Common Stock                        Shares      Value
-----------------------------------------------------
Computer Software - 2.19%
  Adobe Systems Inc                  650   $   30,388
  Autodesk Inc                       300       12,806
  Automatic Data Processing Inc    2,930      234,949
  BMC Software Inc *               1,900       84,669
  Computer Associates
  International Inc                5,268      224,548
  Computer Sciences Corp *         1,400       90,213
  Compuware Corp *                   500       39,115
  First Data Corp                  4,100      129,919
  Microsoft Corp *                23,300    3,231,419
  Novell Inc *                     3,800       68,875
  Oracle Corp *                    9,335      402,572
  Parametric Technology Corp *     2,700       43,875
  Peoplesoft Inc *                 2,150       40,716
  Shared Medical System              200        9,975
                                            ---------
                                            4,644,039
                                            ---------

Conglomerates - 1.84%
  Allied Signal Inc                5,460      241,946
  General Electric Co             30,640    3,127,195
  Harcourt General Inc               400       21,275
  Household International Inc      3,013      119,390
  Pall Corp                          733       18,554
  Rockwell International Corp      2,000       97,125
  TRW Inc                          1,300       73,044
  Tenneco Inc                      1,690       57,566
  Textron Inc                      1,680      127,575
                                            ---------
                                            3,883,670
                                            ---------

Consumer Products - 3.31%
  Alberto Culver Co                  300        8,006
  Anheuser Busch Cos Inc           4,680      307,125
  Armstrong World Industries Inc     200       12,063
  Avon Products Inc                2,700      119,475
  Brown Forman Corp Class B          400       30,275
  Circuit City Stores Inc            600       29,963
  Clorox Co                        1,060      123,821
  Coca Cola Co                    23,180    1,550,163
  Colgate Palmolive Co             2,720      252,620
  Coors Adolph Co Class B            200       11,288
  Ecolab Inc                         800       28,950
  Fortune Brands Inc               1,560       49,335
  Fruit of the Loom Inc Class A *    600        8,288
  Gillette Co                      9,840      475,395
  Liz Claiborne Inc                  780       24,619
  Masco Corp                       3,440       98,900


-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------

Consumer Products (continued)
  Maytag Corp                        600  $    37,350
  Nike Inc                         2,680      108,708
  Pepsico Inc                     14,080      576,400
  Philip Morris Cos Inc           22,660    1,212,310
  Proctor & Gamble Co             12,400    1,132,275
  Reebok International Ltd *         620        9,223
  Russell Corp                       200        4,063
  Seagram Ltd                      3,770      143,260
  Tupperware Corp                    400        6,575
  UST Inc                          1,860       64,868
  Unilever NV                      5,780      479,379
  V F Corp                         1,260       59,063
  Whirlpool Corp                     930       51,499
                                            ---------
                                            7,015,259
                                            ---------

Containers & Packing - .06%
  Ball Corp                          200        9,150
  Bemis Inc                          300       11,381
  Crown Cork & Seal Inc            1,270       39,132
  Sealed Air Corp *                  615       31,403
  Temple Inland Inc                  600       35,588
                                            ---------
                                              126,654
                                            ---------

Discount & Fashion Retailing - 2.18%
  Autozone Inc *                   1,400       46,113
  Consolidated Stores Corp *       1,200       24,225
  Costco Cos Inc *                 2,265      163,505
  Dayton Hudson Corp               4,680      253,890
  Dillards Inc                     1,310       37,171
  Dollar General Corp              1,650       38,981
  Federated Department Stores Inc *2,000       87,125
  Fred Meyer Inc *                 1,300       78,325
  Gap Inc                          6,090      342,563
  Home Depot Inc                  14,456      884,526
  JC Penney Inc                    2,400      112,500
  K Mart Corp *                    4,930       75,491
  Kohls Corp *                     1,500       92,156
  Limited Inc                      2,242       65,298
  Lowes Cos Inc                    2,100      107,494
  May Department Stores Co         2,410      145,504
  Nordstrom Inc                    1,720       59,663
  Pep Boys-Manny Moe & Jack          400        6,275
  Sears Roebuck & Co               3,900      165,750
  TJX Cos Inc                      1,900       55,100
  Toys R Us Inc *                  2,870       48,431
  Venator Group Inc *                800        5,145
  Wal Mart Stores Inc             21,110    1,719,146
                                            ---------
                                            4,614,377
                                            ---------


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                             Schedules of Investments
-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------

Electrical & Electronics - 1.80%
  AES Corp *                       1,70   $    80,538
  Advanced Micro Devices Inc *       900       26,044
  Ameren Corp                      1,250       53,359
  Amp Inc                          2,200      114,538
  Consolidated Edison Inc          2,210      116,854
  Cooper Industries Inc            1,382       65,904
  Emerson Electric Co              4,280      258,940
  Harris Corp                        500       18,313
  Honeywell Inc                    1,390      104,684
  Intel Corp                      15,720    1,863,803
  Johnson Controls Inc               500       29,500
  KLA Tencor Corp *                  800       34,700
  LSI Logic Corp *                 1,400       22,575
  Micron Technology Inc *          2,200      111,238
  Millipore Corp                     300        8,531
  Motorola Inc                     5,600      341,950
  National Semiconductor Corp *    1,000       13,500
  National Service Industry Inc      300       11,400
  New Centy Energies Inc           1,100       53,625
  Perkin Elmer Corp                  300       29,269
  Raychem Corp                       500       16,156
  Solectron Corp *                   700       65,051
  Tektronix Inc                      350       10,522
  Texas Instruments Inc            3,840      328,560
  Thermo Electron Corp *           1,600       27,100
  Thomas & Betts Corp                300       12,994
                                            ---------
                                            3,819,648
                                            ---------

Finance-Other - 2.57%
  American Express Co              4,450      455,013
  American General Corp            2,438      190,164
  Associates First Capital Corp    6,168      261,369
  Bear Stearns Cos Inc               900       33,638
  Capital One Financial Corp         600       69,000
  Cincinnati Financial Corp        1,000       36,625
  Citigroup Inc                   22,134    1,095,633
  Countrywide Credit Industry Inc  1,100       55,206
  Dun & Bradstreet Corp            1,630       51,447
  Equifax Inc                      1,500       51,281
  Federal Home Loan Mortgage Corp  6,580      423,999
  Federal National
  Mortgage Association             9,900      732,600
  Golden West Financial Corp         760       69,683
  H & R Block Inc                  1,260       56,700
  Huntington Bancshares Inc        1,290       38,781
  Jefferson Pilot Corp             1,240       93,000
  Lehman Brothers Holding Corp     1,100       48,469
  Merrill Lynch & Co Inc           3,520      234,960
  Morgan Stanley Dean Witter & Co  5,263      373,673


-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------

Finance-Other (continued)
  Northern Trust Corp                700  $    61,119
  Paychex Inc                      1,700       87,444
  Progressive Corp Ohio              800      135,500
  Provident Companies Inc          1,200       49,800
  Providian Financial Corp         1,770      132,750
  SLM Holding Corp                 1,400       67,195
  Schwab (Charles) Corp            2,400      134,850
  SunAmerica Inc                   2,250      182,531
  Synovus Financial Corp           1,600       39,000
  Washington Mutual Inc            4,450      169,934
                                            ---------
                                            5,431,364
                                            ---------

Food - 1.60%
  Albertsons Inc                   2,610      166,224
  American Stores Co               3,140      115,984
  Archer Daniels Midland Co        5,626       96,697
  Bestfoods                        2,700      143,775
  Campbell Soup Co                 4,300      236,500
  Coca Cola Enterprises Inc        3,300      117,975
  ConAgra Inc                      4,540      143,010
  General Mills Inc                1,530      118,958
  Great Atlantic & Pacific Tea Inc   200        5,925
  HJ Heinz Co                      3,315      187,712
  Hershey Foods Corp               1,420       88,306
  Kellogg Co                       3,920      133,770
  Kroger Co *                      1,600       96,800
  McDonalds Corp                   6,500      498,063
  Pioneer Hi-Bred
  International Inc                2,412       65,124
  Quaker Oats Co                   1,360       80,920
  RJR Nabisco Holdings Corp        3,000       89,063
  Ralston Purina Co                3,130      101,334
  Safeway Inc *                    4,600      280,313
  Sara Lee Corp                    8,720      245,795
  Supervalu Inc                      700       19,600
  Sysco Corp                       3,840      105,360
  Tricon Global Restaurants Inc *  1,418       71,077
  WM Wrigley Jr Co                 1,170      104,788
  Winn Dixie Stores Inc            1,540       69,108
                                            ---------
                                            3,382,181
                                            ---------

Fuel - 2.50%
  Anadarko Petroleum Corp          1,500       46,313
  Amerada Hess Corp                1,110       55,223
  Apache Corp                        900       22,781
  Ashland Inc                        500       24,188
  Atlantic Richfield Co            2,880      187,920
  Baker Hughes Inc                 2,640       46,695
  Burlington Resources Inc         1,655       59,270
  Chevron Corp                     6,160      510,895

See notes to financial statements and notes to schedules of investments

Schedules of Investments
                        December 31, 1998 (unaudited)
Preferred Asset Allocation Fund (continued)
-----------------------------------------------------
Common Stock                         Shares     Value
-----------------------------------------------------
Fuel (continued)
  Coastal Corp                     2,180 $     76,164
  Exxon Corp                      22,840    1,670,175
  Halliburton Co                   4,670      138,349
  Helmerich & Payne Inc              300        5,813
  Kerr McGee Corp                    300       11,475
  Mobil Corp                       7,320      637,755
  Occidental Petroleum Corp        3,310       55,856
  Oneok Inc                          200        7,225
  Oryx Energy Co *                 1,590       21,366
  Phillips Petroleum Co            2,660      113,383
  Rowan Companies Inc *              500        5,000
  Royal Dutch Petroleum Co        19,600      938,350
  Schlumberger Ltd                 4,960      228,780
  Texaco Inc                       5,220      276,008
  USX Marathon Group               2,900       87,363
  Unocal Corp                      2,600       75,888
                                            ---------
                                            5,302,235
                                            ---------

Health Care - 5.64%
  Abbott Labs                     14,180      694,820
  Allergan Inc                       770       49,858
  Alza Corp *                      1,100       57,475
  American Home Products Corp     12,040      678,003
  Amgen Inc *                      2,480      259,315
  Bausch & Lomb Inc                  780       46,800
  Baxter International Inc         2,580      165,926
  Becton Dickinson & Co            2,620      111,841
  Biomet Inc                       1,500       60,375
  Boston Scientific Corp *         3,800      101,888
  Bristol Myers Squibb Co          9,080    1,215,018
  CR Bard Inc                        300       14,850
  CVS Corp                         3,380      185,900
  Cardinal Health Inc              1,200       91,050
  Columbia/HCA Healthcare Corp     6,149      152,188
  Eli Lilly & Co                   9,648      857,466
  Guidant Corp                      1,600     176,400
  HCR Manorcare Inc *                 700      20,563
  Healthsouth Corp *               3,400       52,488
  Humana Inc *                     1,600       28,500
  IMS Health Inc                    1,630     122,963
  Johnson & Johnson               12,520    1,050,115
  Longs Drug Stores Corp             200        7,500
  Mallinckrodt Inc                   400       12,325
  Medtronic Inc                    4,640      344,520
  Merck & Co Inc                  11,130    1,643,762
  Pfizer Inc                      12,100    1,517,794
  Pharmacia & UpJohn Inc           4,853      274,801


-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------

Health Care (continued)
  Rite Aid Corp                    1,600 $     79,300
  Schering Plough Corp            13,960      771,290
  Sigma Aldrich                    1,200       35,250
  St Jude Medical Inc *            1,000       27,687
  Tenet Healthcare Corp *          2,760       72,450
  United Healthcare Corp *         1,900       81,819
  Walgreen Co                      5,120      299,840
  Warner Lambert Co                7,760      583,455
                                           ----------
                                           11,945,595
                                           ----------

Housing & Real Estate - .10%
  Centex Corp                        400       18,025
  Kaufman & Broad Home Corp          200        5,750
  Owens Corning                      300       10,631
  PPG Industries Inc               1,780      103,685
  Pulte Corp                         300        8,344
  Sherwin Williams Co              2,080       61,100
                                            ---------
                                              207,535
                                            ---------

Insurance - 1.33%
  Aetna Inc                        1,466      115,264
  Allstate Corp                    8,158      315,103
  American International Group Inc 9,665      933,881
  Aon Corp                         1,050       58,144
  Berkshire Hathaway Inc              53      123,375
  Chubb Corp                       1,560      101,205
  Cigna Corp                       2,020      156,171
  Conseco Inc                      2,798       85,514
  Hartford Financial
  Services Group                   2,320      127,310
  Lincoln National Corp Inc          980       80,176
  Loews Corp                       1,100      108,075
  MBIA INC                           600       39,338
  MGIC Investment Corp             1,100       43,794
  Marsh & McLennan Cos Inc         2,590      151,353
  Safeco Corp                      1,460       62,689
  St. Paul Cos Inc                 2,162       75,130
  Torchmark Corp                   1,700       60,031
  Transamerica Corp                  770       88,935
  Unum Corp                        1,400       81,725
                                            ---------
                                            2,807,213
                                            ---------

Leisure Time Industries - .68%
  American Greetings Corp            400       16,425
  Brunswick Corp                   1,180       29,205
  Carnival Corp                     5,500     264,000
  Darden Restaurants Inc           1,630       29,340
  Eastman Kodak Co                 3,130      225,360
  Fleetwood Enterprises Inc          200        6,950
  Harrahs Entertainment Inc *        650       10,197

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                             Schedules of Investments
-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------

Leisure Time Industries (continued)
  Hasbro Inc                       1,410 $     50,936
  Hilton Hotels Corp               2,520       48,195
  King World Productions Inc *       400       11,775
  Marriott International Inc       2,660       77,140
  Mattel Inc                       2,969       67,730
  Mirage Resorts Inc *             1,100       16,431
  Polaroid Corp                      300        5,606
  Walt Disney Co                  19,180      575,400
  Wendy's International Inc          800       17,450
                                            ---------
                                            1,452,140
                                            ---------

Manufacturing - .93%
  Aeroquip Vickers Inc               200        5,988
  Applied Materials Inc *          3,800      162,213
  Avery Dennison Corp                700       31,544
  Black & Decker Corp                600       33,638
  Briggs & Stratton Corp             100        4,988
  Case Corp                          900       19,631
  Caterpillar Inc                  3,720      171,120
  Corning Inc                      2,350      105,750
  Crane Co                           400       12,075
  Danaher Corp                     1,200       65,175
  Deere & Co                       2,560       84,800
  Dover Corp                       1,400       51,275
  FMC Corp *                         200       11,200
  Harnischfeger Industries Inc       300        3,056
  ITT Industries Inc               1,160       46,110
  Illinois Tool Works Inc          2,520      146,160
  Ingersoll Rand Co                1,860       87,304
  Jostens Inc                        200        5,238
  Milacron Inc                       200        3,850
  Minnesota Mining &
  Manufacturing Co                 3,960      281,655
  Newell Co                        1,760       72,600
  Owens Illinois Inc *             1,200       36,750
  Parker Hannifin Corp               625       20,469
  Rubbermaid Inc                   1,580       49,671
  Snap On Inc                        400       13,925
  Springs Industries Inc             100        4,144
  Stanley Works                      500       13,875
  Timken Co                          400        7,550
  Tyco International Ltd           5,556      419,131
                                            ---------
                                            1,970,885
                                            ---------

Metals & Mining - .25%
  Alcan Aluminum Ltd               2,210       59,808
  Allegheny Teldyne Inc            1,177       24,055
  Aluminum Company of America      1,800      134,213
  Asarco Inc                         200        3,013


-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------

Metals & Mining (continued)
  Barrick Gold Corp                3,700 $     72,150
  Battle Mountain Gold Co          2,400        9,900
  Bethlehem Steel Corp *             800        6,700
  Cyprus Amax Minerals Co          1,160       11,600
  Homestake Mining Co              2,490       22,877
  Inco Ltd                         1,560       16,478
  Newmont Mining Corp              1,018       18,388
  Nucor Corp                         500       21,625
  Phelps Dodge Corp                  630       32,051
  Placer Dome Inc                  2,350       27,025
  Reynolds Metals Co                 700       36,881
  USX US Steel Group               1,100       25,300
  Worthington Industries Inc         550        6,875
                                            ---------
                                              528,939
                                            ---------

Office Equipment & Computers - 3.78%
  3Com Corp *                      3,300      147,881
  American Online Inc *            3,700      591,726
  Apple Computer *                 1,350       55,266
  Ascend Communications Inc *      1,900      124,925
  Cabletron Systems Inc *          1,400       11,725
  Ceridian Corp *                    400       27,925
  Cisco Systems Inc *             14,645    1,359,239
  Compaq Computer Corp            15,955      669,113
  Data General Corp *                300        4,931
  De Luxe Corp                     1,150       42,047
  Dell Computer Corp *            13,300      973,394
  EMC Corp *                       4,600      391,000
  Gateway 2000 Inc *               1,400       71,663
  HBO & Co                         4,000      114,750
  Hewlett Packard Co               9,720      663,998
  Ikon Office Solutions Inc          800        6,850
  International Business Machines  9,000    1,662,750
  Moore Corp Ltd                     500        5,500
  Pitney Bowes Inc                 3,100      204,794
  Seagate Technology *             2,400       72,600
  Silicon Graphics Inc *           2,000       25,750
  Staples Inc *                    2,700      117,956
  Sun Microsystems Inc *           2,300      196,938
  Tandy Corp                         600       24,713
  Unisys Corp *                    1,500       51,656
  Xerox Corp                       3,220      379,960
                                            ---------
                                            7,999,050
                                            ---------

Paper & Forest Products - .40%
  Boise Cascade Corp                 300        9,300
  Champion International Corp      1,000       40,500
  Fort James Corp                  1,300       52,000
  Georgia Pacific Group              910       53,292

See notes to financial statements and notes to schedules of investments

Schedules of Investments
                        December 31, 1998 (unaudited)
Preferred Asset Allocation Fund (continued)
-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------
Paper & Forest Products (continued)
  Georgia Pacific Timber Group       310 $      7,382
  International Paper Co           2,880      129,060
  Kimberly Clark Corp              5,246      285,907
  Louisiana Pacific Corp           1,360       24,905
  Mead Corp                          600       17,588
  Potlatch Corp                      200        7,375
  Union Camp Corp                    730       49,275
  Westvaco Corp                    1,200       32,175
  Weyerhaeuser Co                  1,850       94,003
  Williamette Industries Inc       1,300       43,550
                                            ---------
                                              846,312
                                            ---------
Publishing & Broadcasting - .93%
  Comcast Corp                     2,850      167,259
  Dow Jones & Co Inc               1,170       56,306
  Gannett Inc                      2,920      188,340
  Knight Ridder Inc                1,060       57,260
  McGraw Hill Inc                  1,120      107,988
  Meredith Corp                      300       11,363
  New York Times Co                1,200       41,625
  Tele Communications Inc
  Series A *                       5,472      302,670
  Time Warner Inc                 10,340      641,726
  Times Mirror Co Series A           900       50,400
  Tribune Co                       1,320       87,120
  Viacom Inc Class B *             3,550      262,700
                                            ---------
                                            1,974,757
                                            ---------

Service Industries - .67%
  Browning Ferris Industries Inc   2,000       56,875
  Cendant Corp *                   8,008      152,653
  EG&G Inc                           300        8,344
  Electronic Data Systems Corp     4,200      211,050
  Fluor Corp                         850       36,178
  Foster Wheeler Corp                200        2,638
  Franklin Resources Inc           2,500       80,000
  Genuine Parts Co                 2,025       67,711
  Interpublic Group Cos Inc          800       63,800
  McDermott International Inc        400        9,875
  Media One Group Inc *            5,470      257,090
  Omnicom Group Inc                1,400       81,200
  RR Donnelley & Sons Co           1,370       60,023
  Service Corp International       1,600       60,900
  WW Grainger Inc                    600       24,975
  Waste Management Inc             5,259      245,193
                                            ---------
                                            1,418,505
                                            ---------


-----------------------------------------------------
Common Stock                       Shares       Value
-----------------------------------------------------

Telecommunications - 4.70%
  Airtouch Communications Inc *    5,360  $   386,590
  Alltel Corp                      2,200      131,588
  Ameritech Corp                  10,280      651,495
  American Telephone &
  Telegraph Corp                  16,640    1,252,160
  Andrew Corp *                      505        8,333
  Bell Atlantic Corp              14,452      765,956
  BellSouth Corp                  18,520      923,685
  CBS Corp *                       6,620      216,805
  Clear Channel Communications *   2,300      125,350
  Frontier Corp                    1,000       34,000
  GTE Corp                         9,010      585,650
  General Instrument Corp *        1,300       44,119
  Lucent Technologies Inc         12,268    1,349,480
  MCI Worldcom Inc *              17,289    1,240,486
  Nextel Communications Inc *      1,700       40,163
  Northern Telecom Ltd             6,440      322,805
  SBC Communications Inc          18,254      978,871
  Scientific Atlanta Inc             500       11,406
  Sprint Corp                      3,305       76,428
  Sprint Corp PCS Series 1 *       4,210      354,166
  Tellabs Inc *                    2,000      137,125
  US West Inc                      4,894      316,270
                                            ---------
                                            9,952,931
                                            ---------

Transportation - .45%
  AMR Corp *                       1,820      108,063
  Burlington Northern Santa Fe     4,202      141,818
  CSX Corp                         2,120       87,980
  Delta Airlines Inc               1,520       79,040
  FDX Corp *                       1,496      133,144
  Laidlaw Inc                      3,500       35,219
  Norfolk Southern Corp            3,650      115,659
  Ryder System Inc                   400       10,400
  Southwest Airlines Co            3,425       76,848
  Union Pacific Corp               2,230      100,489
  Union Pacific Resources
  Group Inc                        2,619       23,735
  US Airways Group Inc *             600       31,200
                                            ---------
                                              943,595
                                            ---------

Utilities & Power - 1.14%
  American Electric Power Inc      1,860       87,536
  Baltimore Gas & Electric Co      1,660       51,253
  Carolina Power & Lighting Co     1,590       74,829
  Central & SouthWest Corp         2,000       54,875
  Cinergy Corp                     1,006       34,581
  Columbia Energy Group              500       28,875
  Consolidated Natural Gas Co      1,130       61,020
  DTE Energy Co                    1,580       67,743
  Dominion Resources Inc           1,860       86,955
  Duke Energy Co                   2,851      182,642

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                             Schedules of Investments
-----------------------------------------------------
Common Stock                      Shares        Value
-----------------------------------------------------

Utilities & Power (continued)
  Eastern Enterprises                100 $      4,375
  Edison International             3,530       98,399
  Enron Corp                       3,000      171,188
  Entergy Corp                     2,180       67,853
  FPL Group Inc                    1,690      104,146
  First Energy Corp                2,250       73,266
  GPU Inc                            800       35,350
  Houston Industries Inc           2,472       79,413
  Niagara Mohawk Power Co *        2,190       35,314
  Nicor Inc                          300       12,675
  Northern Systems Power Co        1,760       48,840
  PG&E Corp                        3,770      118,755
  PP&L Resources Inc                 900       25,088
  Pacific Corp                     2,940       61,924
  Peco Energy Co                   2,350       97,819
  Peoples Energy Corp                200        7,975
  Public Services Enterprise Group 2,230       89,200
  Sempra Energy                    1,501       38,088
  Sonat Inc                          700       18,944
  Southern Co                      6,290      182,803
  Sunoco Inc                       1,121       40,421
  Texas Utilities Co               2,437      113,777
  Unicom Corp                      2,160       83,295
  Williams Cos Inc                 2,610       81,399
                                            ---------
                                            2,420,616
                                            ---------

Total Common Stock
  (Cost $47,413,811)                       92,960,525
                                           ==========

-----------------------------------------------------
Fixed Income - 30.13%                Par        Value
-----------------------------------------------------

U.S. Treasury - 30.13%
  United States Treasury Bonds
   6.00%  February 15, 2026   $1,547,000    1,687,437
   6.125% November 15, 2027    2,600,000    2,910,362
   6.25%  August 15, 2023      1,020,000    1,140,013
   6.375% August 15, 2027      2,250,000    2,586,083
   6.50%  November 15, 2026    3,026,000    3,518,663
   6.875% August 15, 2025      1,400,000    1,696,444
   7.125% February 15, 2023      760,000      936,578
   7.25%  May 15, 2016         2,495,000    3,022,468
   7.25%  August 15, 2022        340,000      423,195
   7.50%  November 15, 2016    2,040,000    2,534,068
   7.50%  November 15, 2024    1,080,000    1,399,615
   7.625% November 15, 2022      555,000      719,419
   7.625% February 15, 2025    2,900,000    3,812,601
   8.00%  November 15, 2021 #  4,200,000    5,615,526
   8.125% August 15, 2019        530,000      707,799
   8.125% May 15, 2021         2,059,000    2,777,715


-----------------------------------------------------
Fixed Income                        Par         Value
-----------------------------------------------------

U.S. Treasury (continued)
  United States Treasury Bonds
   8.125%  August 15, 2021   $  680,000  $    918,850
   8.75%   May 15, 2017       1,340,000     1,864,061
   8.75%   May 15, 2020       1,790,000     2,542,086
   8.75%   August 15, 2020 #  3,825,000     5,443,434
   8.875%  August 15, 2017    1,365,000     1,922,725
   8.875%  February 15, 2019  1,400,000     1,993,908
   9.00%   November 15, 2018    350,000       502,905
   9.125%  May 15, 2009         280,000       335,518
   9.125%  May 15, 2018         125,000       180,820
   9.25%   February 15, 2016    200,000       286,938
   9.875%  November 15, 2015    250,000       376,015
   10.375% November 15, 2012  2,300,000     3,173,287
   10.625% August 15, 2015    1,410,000     2,239,249
   11.25%  February 15, 2015  1,720,000     2,845,258
   11.75%  February 15, 2010    295,000       400,831
   11.75%  November 15, 2014    405,000       629,492
   12.00%  August 15, 2013    1,495,000     2,282,446
   12.50%  August 15, 2014      230,000       369,475
                                           ----------
                                           63,795,284
                                           ----------

Total Fixed Income
  (Cost $59,104,425)                       63,795,284
                                           ==========

-----------------------------------------------------
Short Term Investments - 25.92% Par/Shares      Value
-----------------------------------------------------
Commercial Paper - 15.05%
  Alcatel Alsthom Inc
   5.17%  February 22, 1999 @  2,500,000    2,481,331
  Associates Corp of North America
   5.10%  January 4, 1999 @    3,989,278    3,987,582
  Citigroup Inc
   5.35%  January 7, 1999 @    2,000,000    1,998,217
  Coca Cola Co
   5.14%  January 19, 1999 @   2,000,000    1,994,860
  Ford Motor Credit Co
   5.00%  February 26, 1999 @  3,000,000    2,976,667
  General Electric Co
   5.14%  February 19, 1999 @  2,500,000    2,482,510
  General Motors Acceptance Corp
   5.25%  January 13, 1999 @   2,500,000    2,495,625
  Halifax PLC
   5.01%  March 18, 1999 @     2,000,000    1,980,400
  Lucent Technologies Inc
   5.15%  January 19, 1999 @   2,000,000    1,994,850
  Met Life Funding Inc
   5.20%  January 21, 1999 @   2,650,000    2,642,344
  National Australia Funding
   5.65%  January 6, 1999 @    1,848,000    1,846,550

See notes to financial statements and notes to schedules of investments

Schedules of Investments
                       December 31, 1998 (unaudited)
Preferred Asset Allocation Fund (continued)
----------------------------------------------------
Short Term Investments         Par/Shares      Value
----------------------------------------------------
Commercial Paper (continued)
  Pepsico Inc
   5.40%  January 8, 1999 @   $1,000,000  $  998,950
  Toyota Motor Credit Co
   5.08%  January 22, 1999 @   1,000,000     997,037
  Xerox Corp
   5.25%  January 12, 1999 @   3,000,000   2,995,188
                                          ----------
                                          31,872,111
                                          ----------

Repurchase Agreements - 9.22%
  State Street Repo 4.25% January 4, 1999
  (Cost - $19,518,000)(Dated December 31, 1998,
  due January 4, 1999, collateralized by
  $13,835,000 U.S. Treasury Bond 8.875%,
  August 15, 2017,
  Market Value $19,911,595,
  Repurchase Proceeds
  $19,527,217)               $19,518,000  19,518,000
                                         -----------


Short Term Investment Fund - 1.16%
  State Street Global Advisors
   Money Market Fund           2,451,277   2,451,277
                                           ---------


U.S. Treasury - .49%
  United States Treasury Bills
   4.345%  March 4, 1999 @ $    450,000      446,768
   4.48%  March 25, 1999 @      600,000      593,872
                                           ---------
                                           1,040,640
                                           ---------

 Total Short Term Investments
  (Cost $54,880,338)                      54,882,028
                                         ===========


Total Investments - 99.95%
  (Cost $161,398,574)                    211,637,837
                                         ===========


Other Assets and Liabilities - .05%          105,328
                                         ===========


Total Net Assets - 100%                 $211,743,165
                                        ============


Preferred Fixed Income Fund
-----------------------------------------------------
Fixed Income-93.17%                   Par       Value
-----------------------------------------------------
Asset Backed - .83%
  Chevy Chase Auto Receivables
   6.00%  December 15, 2001    $   58,431  $   58,522
  Eaglemark Credit
   6.75%  November 15, 2002 #   1,048,982   1,056,850
  Reliable Auto Receivable
   Master Trust 5.80%
   June 15, 2002                  243,234     243,006
                                            ---------
                                            1,358,378
                                            ---------

Collateralized Mortgage Obligations - 23.95%
  1345 Funding LLC Class C **
   7.993%  May 25, 2006         3,000,000   3,043,125
  Chase Commercial Mortgage
    Securities Corp
   6.45%  December 19, 2004       901,546     919,013
  Criimi Mae Financial Corp
   7.00%  January 1, 2033         716,856     711,927
  Countrywide Home Loans
   6.75%  May 25, 2028 #        1,714,835   1,727,474
  Countrywide Home Loans
    Passthrough Certificates
   6.50%  February 25, 2028     2,800,000   2,779,000
  Deutsche Mortgage & Asset
    Receivable Corp
   6.22%  June 15, 2031         1,440,251   1,457,354
  Federal Home Loan Mortgage Pc Gtd
   6.00%  April 15, 2006        1,000,000   1,001,560
   6.50%  November 15, 2022     5,000,000   5,014,050
   7.00%  August 15, 2023       1,000,000   1,046,560
  Federal National Mortgage Assn Gtd
   5.50%  December 25, 2008     1,200,000   1,192,116
   6.50%  May 18, 2011          2,500,000   2,527,325
  First USA Securities **
   6.80%  February 18, 2011     4,500,000   4,563,000
  JP Morgan Commercial Mortgage
    Financial Corp **
   8.731%  November 25, 2027    1,000,000     896,094
  MLIC Commercial Mortgage **
   6.60%  July 25, 2027           311,778     311,556
  Merrill Lynch Mortgage Investments Inc
   6.96%  November 21, 2028       750,000     784,102
   7.15%  April 25, 2028        2,513,311   2,585,795
  Morgan Stanley Capital I Inc
   6.19%  January 15, 2007        617,239     629,324
   6.25%  July 15, 2007           812,052     830,104
  Mortgage Capital Funding Inc
   6.417%  June 18, 2007 #      1,919,542   1,962,506


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                             Schedules of Investments
-----------------------------------------------------
Fixed Income                          Par       Value
-----------------------------------------------------

Collateralized Mortgage Obligations (continued)
  Residential Funding Mortgage
    Securities I Inc
   6.50%  March 25, 2013 #     $1,335,547$  1,335,547
  Tyron Mortgage Funding Inc
   7.55%  December 20, 2009     3,750,000   3,777,263
                                           ----------
                                           39,094,795
                                           ----------

Electric - 2.40%
  Boston Edison Co
   7.80%  May 15, 2010 #        1,375,000   1,558,384
  Houston Lighting & Power Co MTN
   6.50%  April 21, 2003 #      1,500,000   1,547,250
  Pacific Corp Security Discounted MTN
   6.75%  July 15, 2004           770,000     804,527
                                            ---------
                                            3,910,161
                                            ---------

Federal Agency Pooled - 3.25%
  Federal Home Loan Mortgage Corp
   6.50%  July 15, 2016         2,000,000   2,009,360
   6.65%  March 15, 2018        1,302,241   1,305,822
  Federal Home Loan Pc
   7.00%  December 1, 2024        321,466     327,795
    8.00%  August 1, 2026       1,594,805   1,651,356
                                            ---------
                                            5,294,333
                                            ---------

Finance & Banking - 5.63%
  AMSouth Bank North America
   6.45%  February 1, 2018 #    1,500,000   1,562,610
  Associates Corp North America
   6.95%  November 1, 2018 #    1,000,000   1,061,495
  FCB/NC Capital Trust I
   8.05%  March 1, 2028           700,000     731,544
  Integra Bank Pittsburgh MTN
   6.55%  June 15, 2000         1,650,000   1,677,407
  Keycorp Institutional Capital B
   8.25%  December 15, 2026     1,000,000   1,133,220
  Security Pacific Corp MTN
   10.30%  May 15, 2001 #       1,250,000   1,386,113
  Toyota Motor Credit Corp
   5.625%  November 13, 2003    1,000,000   1,004,825
  Weeks Realty
   6.875%  March 15, 2006         667,000     634,220
                                            ---------
                                            9,191,434
                                            ---------

Foreign Corporate - .82%
  Bangkok Bank Pub Ltd **
   7.25%  September 15, 2005       25,000      16,958
  Energy Group Overseas BV
   7.50%  October 15, 2027 #    1,250,000   1,319,650
                                            ---------
                                            1,336,608
                                            ---------


-----------------------------------------------------
Fixed Income                          Par       Value
-----------------------------------------------------

Foreign Government - 1.40%
  Quebec Providence of Canada
   7.50%  July 15, 2023        $2,000,000  $2,287,000
                                           ----------


Government Sponsored - 10.02%
  Federal National Mortgage Association
   6.00%  November 1, 2028      4,033,977   3,981,011
   6.00%  December 1, 2028      1,797,123   1,773,527
   6.00%  December 1, 2099      6,500,000   6,414,655
   6.50%  January 1, 2013          49,309      50,002
   6.50%  June 1, 2013            586,293     594,537
   6.50%  July 1, 2013            149,103     151,200
   6.50%  August 1, 2013        1,287,039   1,305,136
   6.50%  With maturities of
          January 1, 2028
          through
          October 1, 2028       1,322,313   1,315,761
   6.925%  March 1, 2001          767,062     774,254
                                           ----------
                                           16,360,083
                                           ----------

Industrials - 11.81%
  Allied Waste North America **
   7.625%  January 1, 2006        250,000     251,875
  Boston Scientific Corp
   6.625%  March 15, 2005 #     1,500,000   1,455,375
  Canadian Occidental Petroleum Ltd
   7.40%  May 1, 2028 #         2,600,000   2,426,320
  Ford Motor Co
   9.00%  September 15, 2001    1,695,000   1,847,601
  Joseph E. Seagram & Sons Inc
   7.60%  December 15, 2028     2,000,000   2,013,560
  Laidlaw Inc
   6.50%  May 1, 2005 #         2,350,000   2,252,029
   6.72%  October 1, 2027       1,000,000     918,000
  Lakehead Pipeline Co Ltd
   7.125%  October 1, 2028        350,000     360,210
  Lasmo U.S.A. Inc
   7.30%  November 15, 2027 #   1,500,000   1,330,125
  Lomak Petroleum Inc
   8.75%  January 1, 2007         300,000     285,000
  Mariner Health Group Inc
   9.50%  April 1, 2006           400,000     394,000
  Oil Purchase Co **
   7.10%  April 30, 2002 #      1,210,022   1,160,471
  Philip Morris Cos Inc
   6.15%  March 15, 2000          600,000     604,980
  Plains Resource Inc
   10.25%  March 15, 2006         400,000     404,000
  Tricon Global Restaurants Inc
   7.45%  May 15, 2005            300,000     309,024
  Ultramar Diamond Shamrock Corp
   6.75%  October 15, 2037 #    2,000,000   2,038,100

See notes to financial statements and notes to schedules of investments

Schedules of Investments
                        December 31, 1998 (unaudited)
Preferred Fixed Income Fund (continued)
-----------------------------------------------------
Fixed Income                          Par       Value
-----------------------------------------------------
Industrials (continued)
  Union Tex Petroleum Holdings Inc
   7.00%  April 15, 2008 #     $1,000,000 $ 1,081,329
  Westpoint Stevens Inc
   7.875%  June 15, 2005          150,000     152,438
                                           ----------
                                           19,284,437
                                           ----------

Mortgage Related-Other Marketable - 2.74%
  Midland Realty Acceptance Corp
   7.02%  January 25, 2029 #    1,491,015   1,535,700
  Morgan Stanley Capital II Inc
   6.34%  July 15, 2030           339,466     347,698
  Ocwen Residential MBS Corp **
   4.00%  October 25, 2030      2,590,412   2,593,245
                                            ---------
                                            4,476,643
                                            ---------

Natural Gas - .30%
  RAS Laffan Liquified Natural Gas **
   8.294%  September 15, 2014     595,000     490,435
                                            ---------


Telephone - 4.17%
  Aerial Communications Inc **
   0.00%  February 1, 2008 ***# 3,265,000   1,502,938
  Cox Communications Inc
   6.15%  August 1, 2003        2,000,000   2,038,874
  McLeodUSA Inc
   9.25%  July 15, 2007           235,000     243,225
  Qwest Communications International Inc
   (9.47% October 15, 2002)
    October 15, 2007 ***          300,000     233,250
  Telecommunications Inc
   7.875%  August 1, 2013 #     1,500,000   1,757,355
  US West Capital Funding Inc
   6.25%  July 15, 2005 #       1,000,000   1,034,270
                                            ---------
                                            6,809,912
                                            ---------

U.S. Government Agency
Mortgage-Backed Securities - 8.99%
  Government National Mortgage Association
   7.00%  April 15, 2028           89,364      91,430
   7.00%  May 15, 2028          1,938,440   1,983,277
   7.00%  June 15, 2028            45,533      46,586
   7.00%  September 15, 2029      740,707     757,832
   7.00%  December 15, 2099     1,870,000   1,913,234
   7.50%  August 20, 2026       1,967,282   2,020,753
   7.50%  June 15, 2027            36,123      37,241
   7.50%  July 15, 2029         4,774,091   4,926,242
   8.00%  January 15, 2027      2,782,647   2,892,200
                                          -----------
                                           14,668,795
                                          -----------


-----------------------------------------------------
Fixed Income                          Par       Value
-----------------------------------------------------

U.S. Treasury - 16.86%
  United States Treasury Bonds
   6.75%  August 15, 2026 #    $1,420,000 $ 1,701,117
   12.00%  August 15, 2013 #    4,225,000   6,450,392
  United States Treasury Notes
   4.25%  November 15, 2003 #   6,135,000   6,056,411
   5.25%  August 15, 2003 #     6,190,000   6,347,659
   6.125%  August 15, 2007 #      275,000     300,352
   6.25%  February 28, 2002 #   4,010,000   4,191,092
   6.625%  June 30, 2001        1,625,000   1,699,896
   6.875%  May 15, 2006           686,000     775,605
                                          -----------
                                           27,522,524
                                          -----------

Total Fixed Income
  (Cost $150,668,003)                     152,085,538
                                          ===========


-----------------------------------------------------
Short Term Investments - 11.05%       Par       Value
-----------------------------------------------------

Collateralized Mortgage Obligations - 1.69%
  Sears Credit Account Master Trust II
   6.50%  November 15, 1999 @   2,750,000   2,760,313
                                            ---------


Finance & Banking - 9.16%
  Citibank Capital Market Assets
   5.40%  January 22, 1999 @    5,465,000   5,447,785
  General Motors Acceptance Corp
   8.00%  October 1, 1999 @     1,500,000   1,530,645
  Windmill Funding Corp
   5.43%  January 21, 1999 @    8,000,000   7,975,867
                                           ----------
                                           14,954,297
                                           ----------

Federal Agency Pooled - .20%
  Federal Home Loan Mortgage
    Discounted Notes
   4.50%  January 4, 1999 @       327,000     326,877
                                            ---------

Total Short Term Investments
  (Cost $18,009,532)                       18,041,487
                                           ==========


Total Investments - 104.22%
  (Cost $168,677,535)                     170,127,025
                                          ===========


Other Assets and Liabilities - (4.22%)    (6,885,224)
                                          ===========


Total Net Assets - 100%                  $163,241,801
                                         ============


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                             Schedules of Investments
Preferred Short-Term Government
Securities Fund

Fixed Income - 90.50%                 Par       Value
-----------------------------------------------------
Collateralized Mortgage Obligations - 31.96%

  Federal Home Loan Mortgage Corp
   6.00%  February 15, 2007    $3,000,000 $ 3,000,000
  Federal Home Loan Mortgage Pc Gtd
   5.75%  January 15, 2006      1,985,002   1,984,366
   6.00%  April 15, 2005        2,540,608   2,539,795
   6.00%  August 15, 2016         611,704     612,737
   6.00%  December 15, 2017     3,170,730   3,169,715
  Federal National Mortgage
    Association Gtd
   5.75%  February 25, 2017     1,805,419   1,803,559
  Federal National Mortgage
    Association REMIC
   6.00%  November 25, 2016     3,776,157   3,771,437
   6.00%  November 25, 2018     2,133,390   2,129,379
   6.65%  October 25, 2018      1,550,746   1,548,311
                                           ----------
                                           20,559,299
                                           ----------

Federal Agency Pooled - 12.51%
  Federal Home Loan Pc
    6.00%  December 1, 2000     3,715,319   3,725,016
    6.00%  January 1, 2001      3,419,145   3,428,069
    6.00%  April 1, 2001          891,009     893,334
                                            ---------
                                            8,046,419
                                            ---------

Government Sponsored - 10.95%
  Federal National Mortgage Association
   5.50%  November 1, 2002        945,138     949,797
   6.50%  December 1, 2000      1,932,271   1,936,116
   6.50%  April 1, 2003         1,810,637   1,826,951
  Overseas Private Investment Corp
   6.13%  September 15, 2001    2,291,667   2,326,042
                                            ---------
                                            7,038,906
                                            ---------

U.S. Treasury - 35.08%
  United States Treasury Notes
   4.25%  November 15, 2003    10,000,000   9,871,900
   4.625%  November 30, 2000    5,000,000   5,003,101
   5.25%  August 15, 2003       7,500,000   7,691,026
                                           ----------
                                           22,566,027
                                           ----------

Total Fixed Income
  (Cost $58,347,378)                       58,210,651
                                           ==========


-----------------------------------------------------
Short Term Investments - 8.72% Par/Shares       Value
-----------------------------------------------------

Federal Agency Pooled - 2.64%
  Federal Home Loan Pc
   6.00%  July 1, 1999 @       $1,508,635  $1,504,532
   6.75%  October 1, 1999 @       191,784     193,188
                                            ---------
                                            1,697,720
                                            ---------

Government Sponsored - 3.88%
  Student Loan Marketing Short Term Notes
   5.463%  March 18, 1999 @    $2,500,000   2,496,275
                                            ---------


Short Term Investment Fund - .61%
  State Street Global Advisors
   Money Market Funds             395,053     395,053
                                            ---------


U.S. Treasury - 1.59%
  United States Treasury Notes
   8.00%  August 15, 1999 @    $1,000,000   1,020,000
                                            ---------


Total Short Term Investments
  (Cost $5,610,667)                         5,609,048
                                          ===========


Total Investments - 99.22%
  (Cost $63,958,045)                       63,819,699
                                          ===========


Other Assets and Liabilities - .78%           504,313
                                          ===========


Total Net Assets - 100%                   $64,324,012
                                          ===========

See notes to financial statements and notes to schedules of investments

Schedules of Investments

                        December 31, 1998 (unaudited)
Preferred Money Market Fund
----------------------------------------------------
Short Term Investments-98.08%     Par          Value
----------------------------------------------------
Certificates of Deposit - 10.11%
  Bank of New York
   5.64%  March 26, 1999 @   $2,000,000   $1,999,735
  Bayerische Landes Bank of New York
   5.72%  May 6, 1999 @       3,000,000    2,999,704
  Deutsche Bank AG New York
   5.73%  April 15, 1999 @    2,000,000    1,999,727
  Dresdner Bank AG New York
   4.95%  November 9, 1999 @  3,000,000    2,999,010
  Toronto Dominion
   5.64%  July 14, 1999 @     2,000,000    1,999,491
   5.65%  July 26, 1999 @     1,000,000      999,676
                                          ----------
                                          12,997,343
                                          ----------

Commercial Paper - 23.52%
  Associates Corp
   5.03%  February 16, 1999 @ 5,000,000    4,967,864
  CXC Inc
   5.08%  March 15, 1999 @    4,500,000    4,453,645
  Monsanto Co
   5.00%  April 6, 1999 @     4,000,000    3,947,222
  Proctor & Gamble Co
   5.02%  March 16, 1999 @    5,000,000    4,948,406
  Providence de Quebec
   5.04%  March 15, 1999 @    2,000,000    1,979,560
  Southern California Edison
   5.02%  March 15, 1999 @    5,000,000    4,949,103
  Windmill Funding Corp
    5.45%  February 4, 1999 @ 5,000,000    4,974,264
                                          ----------
                                          30,220,064
                                          ----------

Floating Rate Notes - 36.73%
  Abbey National Treasury Services
   5.333%  January 20, 1999 ##@ 4,000,000  3,998,264
  American Express Centurion Bank
   5.693%  January 7, 1999 ##   1,000,000  1,000,000
  Banc One Corp MTN
   5.228%  March 15, 1999 ##@   3,000,000  2,999,543
  Bank of Nova Scotia
   5.726%  January 7, 1999 ##@  5,000,000  4,998,310
  Bankers Trust Co
   5.093%  January 6, 1999 ##@  2,000,000  1,999,512
  CIT Group Inc
   5.081%  January 6, 1999 ##@  3,200,000  3,200,248
  First Chicago Corp
   5.249%  February 4, 1999 ##@ 2,000,000  1,999,957
  First Union National Bank
   5.212% January 25, 1999 ##   4,000,000  4,000,000




----------------------------------------------------
Short Term Investments                Par      Value
----------------------------------------------------

Floating Rate Notes (continued)
  General Electric Capital Corp
   4.924%  January 6, 1999 ##  $4,000,000 $4,000,000
  General Motors Acceptance Corp
   5.235%  January 6, 1999 ##@  4,000,000  3,997,628
  Key Bank North America MTN
   5.613%  January 15, 1999 ##  2,000,000  2,000,000
   5.281%  January 6, 1999 ##@  4,000,000  3,999,343
  Pepsico Inc
   5.403%  February 19, 1999 ##@4,000,000  3,997,156
  Societe Generale
   5.51%  January 26, 1999 ##@  5,000,000  4,998,631
                                          ----------
                                          47,188,592
                                          ----------

Government Agency - 27.72%
  Federal Home Loan Mortgage
    Discounted Notes
   4.50%  January 4, 1999 @    35,630,000 35,616,637
                                          ----------


Total Short Term Investments
  (Cost $126,022,636)                    126,022,636
                                        ============


Total Investments - 98.08%
  (Cost $126,022,636)                    126,022,636
                                        ============


Other Assets and Liabilities - 1.92%       2,464,556
                                        ============


Total Net Assets - 100%                 $128,487,192
                                        ============


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
Schedules of Investments
Notes to Schedules of Investments

   * Non-income producing security

  ** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to $14,829,697 or 9.08% of the net assets of the Preferred Fixed Income Fund.

 *** Currently zero coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.

   # All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 1998.

  ## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

   @ Yields are at time of purchase (unaudited).


Abbreviations:

     ADR - American Depository Receipt

     MTN - Medium Term Notes

  See notes to financial statements and notes to schedules of investments

Notes to Financial Statements
December 31, 1998 (unaudited)
1. Accounting Policies

    The Preferred Group of Mutual Funds ("The Preferred Group" or "the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering eight portfolios ("Funds"):

    Preferred Growth Fund ("Growth") - seeks long-term capital appreciation by investing its assets primarily in equity securities that are believed to offer the potential for capital appreciation, including stocks of companies experiencing above average earnings growth.

    Preferred Value Fund ("Value") - seeks capital appreciation and current income. The Fund invests primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

    Preferred International Fund ("International") - seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

    Preferred Small Cap Fund ("Small Cap") - seeks long-term capital appreciation through investments in companies with small equity capitalizations.

    Preferred Asset Allocation Fund ("Asset Allocation") - seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

    Preferred Fixed Income Fund ("Fixed Income") - seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

    Preferred Short-Term Government Securities Fund ("Short-Term Government") - seeks high current income consistent with preservation of capital, primarily through investment in U.S. Government Securities. Preferred Money Market Fund ("Money Market") - seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

    The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements.


Security Valuations
    Portfolio securities, options, futures and options on futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/ dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker shall be used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counter-party. Forward contracts are valued at the mean between the bid and the offered forward

The Preferred Group of Mutual Funds

                                                   Notes to Financial Statements

    rates as last quoted by a pricing service. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security Transactions
    Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Federal Taxes
    Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

    At June 30, 1998, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

                               Year of          Capital Loss
    Fund                    Expiration          Carryforward
    --------------------------------------------------------
    Short-Term Government      2003               $408,901
    Short-Term Government      2004               $302,863
    Short-Term Government      2005               $ 96,867

    To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Interest Income, Debt Discount and Premium
    Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities with a corresponding adjustment to the cost basis. Income earned on short-term investment funds is included in interest income in the Statement of Operations.

Distributions to Shareholders
    Growth, Value, International and Small Cap declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the Funds' capital accounts.

Expenses
    Expenses specific to an individual Fund are charged to that Fund. Common expenses are allocated to the Funds based on their relative net asset values.

Foreign Currency Translation
    The accounting records of the Funds are maintained in U.S. dollars.
    All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

    Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements

                                                   December 31, 1998 (unaudited)
Forward Currency Contracts
    All Funds (except Short-Term Government and Money Market) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. See note 4 for all open forward currency contracts held as of December 31, 1998.

Futures Contracts
    All Funds (except Money Market) may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 1998.

Delayed Delivery Transactions
    All Funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements
    The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations
    While none of the Funds are permitted to invest more than 25% of their assets in a particular industry (other than the Money Market Fund, which may concentrate in the domestic banking industry), each Fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a Fund to greater risk than Funds that are not so focused.

The Preferred Group of Mutual Funds                Notes to Financial Statements

Other
    Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the Funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

    All Funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The Funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations.

Notes to Financial Statements
                                                   December 31, 1998 (unaudited)

2. Fees and Compensation Paid to Affiliates

Management Fee
    Caterpillar Investment Management Ltd. ("the Manager") provides investment advisory and portfolio management services for the Funds. Each Fund pays a monthly fee based on the average net assets of the Fund at the following rates:

                                            Annual Percentage of
    Fund                                      Average Net Assets
    ------------------------------------------------------------
    Growth..................................               0.75%
    Value...................................               0.75%
    International...........................               0.95%
    Small Cap...............................               0.75%
    Asset Allocation........................               0.70%
    Fixed Income............................               0.50%
    Short-Term Government...................               0.35%
    Money Market............................               0.30%

    To assist in carrying out its responsibilities, the Manager has retained various subadvisors to render advisory services to the Funds:

    Fund                          Subadvisor(s)
    ----                          -------------
    Growth......................  Jennison Associates Capital Corp. ("Jennison")
    Value.......................  Oppenheimer Capital ("Oppenheimer")
    International...............  Mercator Asset Management, L.P. ("Mercator")
    Small Cap...................  None
    Asset Allocation............  Mellon Capital Management Corporation
                                  ("Mellon") and PanAgora Asset Management, Inc.
                                  ("PanAgora")
    Fixed Income and Money Market....  J. P. Morgan Investment Management,
                                       Inc. ("Morgan")
    Short-Term Government...........    None

    The subadvisors operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisors; the Funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

    For the six month period ended December 31, 1998, brokerage commissions were paid to the following affiliates of the Trust's subadvisors by the following
    Funds:
                                             Growth
                                            -------
    J. P. Morgan Securities, Inc.           $21,147
    Oppenheimer & Co., Inc.                   3,053
                                            -------
                                            $24,200
                                            =======
Trustees' Fees
    For the six month period ended December 31, 1998, the Trustees who were not "interested persons" of The Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $10,000 plus $1,500 for each Trustees' meeting attended.

The Preferred Group of Mutual Funds
                                                   Notes to Financial Statements
3. Beneficial Interest

    As of December 31, 1998, affiliated shareholders beneficially holding more than 5% of total shares outstanding are as follows:

                                          % of total shares outstanding
                            ------------------------------------------------------------
                                              Group                     Preferred Stable
                                            Insurance      Insurance        Principal
                            401(k) Plan*  Trust A & B**   Reserves***   Collective Trust
                            ------------------------------------------------------------
    Growth                     65.96%           -             6.05%          -
    Value                      69.80%           -             7.46%          -
    International              32.39%        39.15%           6.58%          -
    Small Cap                  32.85%        47.67%          10.88%          -
    Asset Allocation           44.65%        26.68%            -             -
    Fixed Income               24.08%        26.61%            -          34.97%
    Short-Term Government      28.91%        29.95%          35.75%           -
    Money Market               67.21%           -              -           5.01%

      * Caterpillar Investment Trust 401(k) Plan.
     ** Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance
        Trust A and Caterpillar Group Insurance Trust B (Trust A and B).
    *** Caterpillar Insurance Company Limited Insurance Reserves. The
        35.75% holdings in the Short-Term Government Securities Fund are held by American Bankers' Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

Notes to Financial Statements
December 31, 1998 (unaudited)

4. Portfolio Information

Security Purchases and Sales
    During the six month period ended December 31, 1998, purchases and sales of long-term investments (investments other than short-term obligations and U.S. Government Securities) and U.S. Government Securities (short- and long-term), respectively, were as follows:

                                               Long-Term                                    U.S. Government
                                   --------------------------------                 ------------------------------
                                      Purchases               Sales                    Purchases             Sales
                                   --------------------------------                 ------------------------------
    Growth                         $197,849,894        $196,094,497                      -                  -
    Value                            22,046,495          21,774,058                      -                  -
    International                    11,309,968           8,040,110                      -                  -
    Small Cap                        65,790,569          62,336,863                      -                  -
    Asset Allocation                 16,419,578           1,104,502                 $37,625,349       $15,116,543
    Fixed Income                     79,631,899          68,349,694                  51,967,502        41,215,705
    Short-Term Government             9,999,960          13,668,393                  32,469,769        10,207,094

    During the six month period ended December 31, 1998, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations and U.S. Government Securities of:

                                                Other                                       U.S. Government
                                   --------------------------------                 ------------------------------
                                      Purchases               Sales                    Purchases             Sales
                                   --------------------------------                 ------------------------------
    Money Market                   $2,063,507,394   $2,038,290,198                         -           -

Futures Contracts
    Asset Allocation and Fixed Income had the following futures contracts open at December 31, 1998:

                                   Number of          Expiration         Underlying         Net Unrealized
    Contracts                       Contracts            Date            Face Value           Gain (Loss)
    ------------------            -------------      ------------       -----------         ---------------
    Asset Allocation:
    Long Positions:
       S&P 500                         106               Mar 99         $33,005,750           $1,594,200
       S&P 500                          5                Mar 99           1,556,875              110,592
       U.S. Treasury Bonds             67                Mar 99           8,561,344               58,440
                                                                                              -----------
                                                                                              $1,763,232
                                                                                              ===========

    Fixed Income:
    Long Positions:
       U.S. Treasury Bonds             71                Mar 99           9,072,469          $   (64,840)
       U.S. Treasury Bonds             84                Mar 99           9,520,875              (57,129)
                                                                                             ------------
                                                                                                (121,969)
    Short Positions:
        U.S. Treasury Bonds            34                Mar 99          (4,051,313)             (20,392)
                                                                                             ------------
                                                                                             ($  142,361)
                                                                                             ============

The Preferred Group of Mutual Funds
Notes to Financial Statements

Forward Currency Contracts
    Fixed Income Fund had the following forward currency contracts open at December 31, 1998:

                Settlement                       Units of        In Exchange for       Value at        Unrealized
                   Date             Deliver      Currency        (in US Dollars)       12/31/98       Appreciation
                 --------           ------       ---------       ---------------     -----------      -------------
    Purchases:
             February 12, 1999        DEM         6,099,609        $3,705,508         $3,667,645      ($   37,863)
             February 12, 1999        FRF        24,342,787         4,411,843          4,363,121          (48,722)
                                                                                                       -----------
                                                                                                         ($86,585)
                                                                                                       -----------
    Sales:
             February 12, 1999        DEM         6,099,609        $3,736,818         $3,667,645       $   69,173
             February 12, 1999        FRF        24,342,787         4,476,258          4,363,121          113,137
                                                                                                       -----------
                                                                                                       $  182,310
                                                                                                       -----------
                                                                                                       $   95,725
                                                                                                       ===========

Unrealized Appreciation (Depreciation)
    Unrealized appreciation (depreciation) for each Fund at December 31, 1998, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

                                                                               Net unrealized         Cost for
                                  Gross unrealized      Gross unrealized        appreciation/        federal tax
    Fund                            appreciation         (depreciation)        (depreciation)         purposes
    ----------------             -------------------   -----------------       ---------------   -----------------
    Growth                         $183,819,318         ($  4,050,275)          $179,769,043       $377,179,619
    Value                           211,408,607           (10,128,893)           201,279,714        191,852,856
    International                    76,831,045           (18,610,818)            58,220,227        215,466,628
    Small Cap                        25,746,581            (4,156,516)            21,590,065        102,862,301
    Asset Allocation                 51,188,654              (949,391)            50,239,263        161,398,574
    Fixed Income                      2,869,806            (1,420,316)             1,449,490        168,677,535
    Short-Term Government               104,278              (242,624)              (138,346)        63,958,045
    Money Market                              -                     -                      -        126,022,636

Income Tax Information
    The Funds which declared and paid a long-term capital gain distribution in calendar year 1998 (Growth, Value, International, Small Cap, Asset Allocation and Fixed Income) hereby designate the following amounts as long-term capital gain distributions:

    Fund                       Long-term capital gains
    ------------------         -----------------------
    Growth                         $104,999,355
    Value                            15,333,582
    International                     8,300,068
    Small Cap                         5,076,307
    Asset Allocation                  6,833,057
    Fixed Income                        947,991

                       The Preferred Group of Mutual Funds

                          December 31, 1998 (unaudited)

                                      LOGO
                       The Preferred Group of Mutual Funds
                                 1-800-662-GROW

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Officers and Trustees

          Gary M. Anna                                 Trustee
          William F. Bahl                              Trustee
          James F. Masterson                           Trustee
          F. Lynn McPheeters                           Trustee
          Dixie L. Mills                               Trustee
          Ronald R. Rossmann                         President
          Carol K. Burns    Vice President and Assistant Clerk
          Fred L. Kaufman         Vice President and Treasurer
          Richard P. Konrath                             Clerk

Investment Advisor
          Caterpillar Investment Management Ltd.
          411 Hamilton Boulevard, Suite 1200
          Peoria, IL  61602-1104

Distributor
          Caterpillar Securities Inc.
          411 Hamilton Boulevard, Suite 1200
          Peoria, IL  61602-1104

Custodian
          State Street Bank & Trust Co.
          P.O. Box 1713
          Boston, MA  02101

Transfer Agent and Investor Services
          Boston Financial Data Services, Inc.
          The BFDS Building
          Two Heritage Drive
          Quincy, MA  02171

Legal Counsel
          Ropes & Gray
          One International Place
          Boston, MA  02110-2624

The Preferred Group of Mutual Funds

                                                          Shareholder Privileges

Affordable Minimum
Investment
    You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.
--------------------------------------------------------------------------------
Free Checkwriting
    You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and Short-Term Government Securities Funds only). You must maintain the minimum required account balance of $1,000.
--------------------------------------------------------------------------------
Systematic Savings Plan
    You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.
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Exchange Privilege
    Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.
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IRA Plans
    If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred Traditional or Roth IRA account. You may transfer or roll over your current IRA. You may also convert your current IRA at another institution to a Roth IRA. Call 1-800-662-GROW for a free IRA kit.
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Comprehensive Investor Services
    You can reach The Preferred Group at 1-800-662-GROW during normal business hours of 8 a.m. to 6 p.m. Eastern Time to discuss your questions with our Investor Services Representatives. After business hours you can access pre-recorded information via The Preferred Tele-Services line. You will also receive easy-to-read account statements and a comprehensive year-end summary statement for your tax records. High quality service is our top priority at The Preferred Group.
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100% No-Load*
    We are a 100% no-load fund group. There are no sales commissions, exchange fees, exit fees, or 12b-1 fees when you invest in a Preferred Group fund. All of your money goes to work for you immediately.
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* The Preferred Group is a no-load mutual fund family and does not charge any
  12b-1 fees. As with any no-load mutual fund, however, certain other fees and expenses do apply to continued investments in the Funds. These fees and expenses are described in the Fund's current prospectus, which should be read carefully before making an investment.

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
LOGO: Preferred Group

The Preferred Group of Mutual Funds

        P.O. Box 8320
    Boston, MA 02266-8320
      Distributed by
 Caterpillar Securities Inc.


               Semiannual Report
               December 31, 1998
                  (unaudited)
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